UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02538

Touchstone Investment Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

September 30, 2014

Annual Report

Touchstone Investment Trust

Touchstone Active Bond Fund

Touchstone High Yield Fund

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

This report identifies the Funds' investments on September 30, 2014. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Fellow Shareholder:

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information, as well as manager commentaries, for the 12 months ended September 30, 2014.

Over the course of the fiscal year, U.S. economic activity regained momentum. Data for manufacturing, housing, employment, consumer confidence and consumption improved overall, despite a contraction in the first quarter of 2014 due to a weather-induced slump. Abroad, growth for the fiscal year was generally tepid in the eurozone and Japan and mixed in emerging economies. Faced with slowing growth, central bankers weighed limited options for further monetary easing. Additional influences on global economic activity included a strengthening U.S. dollar, falling commodity prices, credit worries and continued geopolitical tensions.

Financial markets continued to evidence the divergence between improving growth in the U.S. economy and flat or moderate growth elsewhere. Still, despite prevailing low interest rates, demand for credit instruments exceeded supply. Factors such as continued low inflation, the excess of global savings, ratings downgrades in Europe and the shrinking U.S. deficit (which limited the need for U.S. debt issuance), all served to dampen interest rates.

The performance of the bond market reflected the uneven economic recovery in the U.S. and abroad during the period. Non-investment-grade high yield sectors of the bond market advanced amid considerable volatility. Money market investors continued to face near-record low yields.

We believe that focusing on the long-term composition of your investment portfolio is essential to balancing risk and return. We recommend that you work with your financial professional on a regular basis to assess and adjust your asset allocation and diversification strategy as needed to help keep your financial goals on track.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President
Touchstone Investment Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Active Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance

The Touchstone Active Bond Fund (Class A Shares) outperformed its benchmark the Barclays U.S. Aggregate Bond Index for the 12-month period ended September 30, 2014. The Fund’s total return was 4.41 percent (excluding the maximum sales charge), while the benchmark’s total return was 3.96 percent.

Market Environment

A divergence in economic performance influenced financial markets during the period. The U.S. and U.K. economies registered solid growth while the eurozone and Japan remained weak. In the first half of 2014, there were concerns about whether the U.S. economy had stalled. Following a weather-induced slump last winter, the economy rebounded in the second quarter and posted solid growth, fueled, in part, by strong business capital spending. Evidence of a pickup in economic activity over the 12-month period was apparent from a host of indicators for the manufacturing and services sectors and for the labor market. Weekly jobless claims fell below pre-crisis 2007 levels, the unemployment rate fell and the U-6 measure that includes part-time workers seeking full employment also declined.

Portfolio Review

The main driver of the Fund’s outperformance during the 12-month period was its allocation to High Yield and other risk sectors. The Treasury yield curve flattened over the past year, with short-term yields rising modestly and long-term yields falling. The Fund was positioned defensively in terms of interest rate risk, primarily by underweighting the longer-maturity portion of the market. As long-term interest rates fell over the past year, duration positioning detracted from performance, as did its allocation to Treasury Inflation Protected Securities (TIPS).

During the period, we increased the Fund’s allocation to High Yield. We also added an allocation to preferred stock. These investments primarily focused on financial institutions. Bank and Finance credit quality continued to improve as regulations and capital rules decreased earnings volatility and risk. Generally, we believe that preferred stocks offer risk premiums comparable to lower rated bonds, but with less default risk. The Fund made adjustments to TIPS and to the interest rate positioning during the year in an effort to reflect tactical opportunities.

Outlook

The greatest opportunity for the Fund remains related to monetary policy and its impact on rates, yield curve and credit. The U.S. Federal Reserve Board (Fed) has said it will maintain near-zero interest rates until employment and inflation move decisively toward its goals. The U.S. economy remains solid, with growth expected for the next several quarters. However, global factors have increased the downside risk to the forecast and may impact Fed policy. Central bank policy is diverging around the world with the U.S. on a different path than many others.

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

Increasingly divergent monetary policy and recent global economic weakness represent the greatest concerns. The U.S. economy appears to be on sound footing, but global factors may restrain the overall pace of expansion. Performance of credit sectors may be especially sensitive to material changes in the outlook. The Fed is on track to complete the latest bond buying program in the fourth quarter and appears to be on a path to raise interest rates in 2015.

Given our outlook, we believe positive returns in the fixed income market, including the Fund, will continue to be challenging over the near- and medium-term. The return of the Fund will largely be contained to its yield over the next several quarters. We plan to maintain a modestly defensive bias in terms of interest rate exposure relative to the benchmark, but will actively trade to capture short-term opportunities. We believe TIPS offer long-term value at current valuations, and we will maintain an overweight to the sector. Additionally, we will explore opportunities to add non-Treasury sectors to portfolios that offer attractive risk/reward characteristics, while maintaining a slight overweight to High Yield and Preferred Stocks.

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Active Bond Fund - Class A*and the Barclays U.S. Aggregate Bond Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A and Class C shares commenced operations on October 3, 1994 and Class Y and Institutional Class shares commenced operations on April 12, 2012. Class Y shares and Institutional shares performance was calculated using the historical performance of Class A shares for the periods prior to April 12, 2012. The Barclays U.S. Aggregate Bond Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

6

Management's Discussion of Fund Performance (Unaudited)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone High Yield Fund seeks a high level of income as its main goal. Capital appreciation is a secondary consideration. The Fund primarily invests in non-investment-grade debt securities.

Fund Performance

The Touchstone High Yield Fund (Class A Shares) underperformed its benchmark, BofA Merrill Lynch High Yield Cash Pay Index, for the 12-month period ended September 30, 2014. The Fund’s total return was 6.54 percent (excluding the maximum sales charge) while the benchmark’s total return was 7.14 percent.

Market Environment

Mixed economic developments characterized the period – non-farm payrolls showed consistent gains and the unemployment rate dipped below 6 percent. However, wage growth remained weak, and the labor participation rate remained low. Gross Domestic Product (GDP) growth was disappointingly low during the March quarter and rebounded during the June quarter confirming the explanation of poor weather as prior weakness. Our forecast for continued GDP growth was offset by growing concerns over slowing economies in the eurozone and reduced growth in China.

Within this uncertain environment, high yield exhibited volatility. Negative flows exacerbated this volatility. Certain sectors, notably Metals & Mining, Energy and Retail, experienced fundamental weakness. The net result during the period was an attractive return for the high yield market.

Portfolio Review

Sector allocation and security selection contributed to performance. With respect to sector allocation, the Fund benefitted from an underweight in Gaming and an overweight in Midstream Energy. The contribution with respect to Midstream Energy was partially offset by security selection within this sector. Underweight allocations to Banks & Thrifts and Technology detracted from performance. With respect to sector weights, the Fund increased its overweight in Energy and reduced its underweight to Gaming. The Fund’s overweight to Midstream Energy was also reduced in anticipation of heavy supply in this sector.

As for security selection, a lack of exposure to lower credit quality coal producers, Arch Coal and Walter Energy, and Gaming credit, Caesar’s Entertainment Corporation, contributed to performance. Ally Financial long-term bonds were sold to take advantage of recent outperformance and to reduce duration/interest rate risk within the portfolio, consistent with our broader effort to manage duration.

A lack of exposure to First Data Corporation, a lower-rated technology company, detracted from performance after the company raised equity capital. Exposure to Pacific Drilling S.A., an ultra-deepwater rig operator, also detracted from performance.

The Fund held a meaningful position in T-Mobile USA, Inc., as we believed it offered attractive relative value and excellent prospects. We added to the Fund’s position in AerCap Holdings N.V., an aircraft leasing company, and established a core position in MGM Holdings Inc. Although the Gaming sector was challenging, the geographic diversity, solid management and financial strength of MGM Holdings Inc., were appealing. The Fund reduced exposure to Seagate Technology LLC and LBrands, Inc. in an effort to reduce duration.

7

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

While concerns abroad are considerable, we believe the fundamentals supporting the U.S. high yield market are strong. We expect default rates to remain low and access to capital abundant, notwithstanding the recent volatility. As a result of this volatility, we believe valuations are currently attractive and present an opportunity. Current prices are discounting a default rate that we think is higher than current expectations. As such, we find considerable relative value in high yield and the Fund is positioned to take advantage of anticipated spread tightening within the construct of our philosophy and process.

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone HighYield Fund - Class A*and the BofA Merrill Lynch HighYield Cash Pay Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A, Class C, Class Y and Institutional shares commenced operations on May 1, 2000, May 23, 2000, February 1, 2007 and January 27, 2012, respectively. Class C, Class Y and Institutional shares performance was calculated using the historical performance of Class A shares for the periods prior to May 23, 2000, February 1, 2007 and January 27, 2012, respectively. The BofA Merrill Lynch High Yield Cash Pay Index's returns are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Note to Chart

The BofA Merrill Lynch High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default. Investing in an index is not possible.

9

Tabular Presentation of Portfolios of Investments

September 30, 2014 (Unaudited)

The illustrations below provide each Fund’s portfolio allocation and/or credit quality allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Active Bond Fund
Credit Quality*	(% of Investment Securities)
AAA/Aaa	39.9%
AA/Aa	4.2
A/A	8.3
BBB/Baa	23.1
BB/Ba	11.2
B/B	6.1
CCC	1.3
CC	0.6
C or Lower	0.7
Not Rated	4.6
Total	100.0%

Touchstone High Yield Fund
Credit Quality*	(% of Investment Securities)
BBB/Baa	2.4%
BB/Ba	49.2
B/B	47.3
CCC	0.4
Not Rated	0.7
Total	100.0%

Touchstone Institutional Money Market Fund
Credit Quality	(% of Investment Securities)
A-1/P-1/MIG1/SP1	97.9%
P-2, A-2 lower	0.8
FW1(Not Rated)**	1.3
Total	100.0%

Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	41.0%
Commercial Paper	22.1
U.S. Government Agency Obligations	13.2
Corporate Bonds	13.0
Repurchase Agreement	5.2
Certificates of Deposit	3.2
Municipal Bonds	2.2
Other Assets/Liabilities (Net)	0.1
Total	100.0%

Touchstone Money Market Fund
Credit Quality	(% of Investment Securities)
A-1/P-1/MIG1/SP1	97.6%
P-2, A-2 lower	0.8
FW1(Not Rated)**	1.6
Total	100.0%

Portfolio Allocation	(% of Net Assets)
Variable Rate Demand Notes	46.3%
U.S. Government Agency Securities	20.5
Corporate Bonds	17.2
Commercial Paper	9.4
Certificates of Deposit	4.2
Municipal Bonds	2.5
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

*	Credit quality may be rated by Standard & Poor's, Moody's and Fitch. If all three agencies rate the bond, the middle or common rating is used; if two of the agencies rate the bond, the lower rating is used; if one agency rates the bond, that rating is used; if none of the agencies rate the bond, the bond will be classified as not-rated.

**	Equivalent to Standard and Poor's and Moody's highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by Fort Washington Advisors, Inc.

10

Portfolio of Investments

Touchstone Active Bond Fund – September 30, 2014

Principal		Market
Amount		Value

	Corporate Bonds — 42.8%

	Financials — 12.9%
$504,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland), 144a,
	4.500%, 5/15/21	$488,880
372,000	Ally Financial, Inc., 8.000%, 11/1/31	463,140
480,000	American Express Credit Corp. MTN,
	2.375%, 3/24/17	491,182
630,000	Bank of America Corp.,
	5.200%, 12/29/49(A)	592,200
145,000	Bank of America Corp. MTN,
	5.000%, 5/13/21	159,233
452,000	Bank of America NA, 5.300%, 3/15/17	489,703
280,000	Boston Properties LP, 3.850%, 2/1/23	286,094
250,000	Citigroup, Inc., 3.375%, 3/1/23	246,162
630,000	Citigroup, Inc., 5.350%, 4/29/49(A)	589,050
630,000	Fifth Third Bancorp,
	4.900%, 12/29/49(A)	616,518
890,000	Ford Motor Credit Co. LLC,
	2.375%, 1/16/18	898,203
1,100,000	General Electric Capital Corp.,
	6.250%, 12/22/49(A)	1,185,250
305,000	General Electric Capital Corp. MTN,
	4.650%, 10/17/21	335,948
155,000	Goldman Sachs Group, Inc. (The),
	5.250%, 7/27/21	171,833
630,000	Goldman Sachs Group, Inc. (The),
	5.700%, 12/29/49(A)†	639,135
415,000	Goldman Sachs Group, Inc. (The),
	6.125%, 2/15/33	496,671
175,000	Health Care REIT, Inc., 6.125%, 4/15/20	202,394
180,000	HSBC Bank PLC, 144a, 4.125%, 8/12/20	193,627
135,000	JPMorgan Chase & Co.,
	4.350%, 8/15/21	144,302
630,000	JPMorgan Chase & Co.,
	5.150%, 12/29/49(A)	600,075
465,000	JPMorgan Chase & Co.,
	6.000%, 1/15/18	523,366
125,000	KeyCorp MTN, 5.100%, 3/24/21	139,232
630,000	Morgan Stanley, 5.450%, 7/29/49(A)	625,275
300,000	Omega Healthcare Investors, Inc., REIT,
	144a, 4.950%, 4/1/24	305,250
500,000	PHH Corp., 6.375%, 8/15/21	490,000
250,000	PNC Bank NA, 2.700%, 11/1/22	238,446
192,000	Protective Life Corp., 7.375%, 10/15/19	234,790
1,075,000	Simon Property Group LP,
	2.750%, 2/1/23	1,029,361
580,000	Wells Fargo & Co., 5.900%, 12/29/49(A)	590,875
		13,466,195

	Energy — 7.2%
450,000	Access Midstream Partners LP / ACMP
	Finance Corp., 5.875%, 4/15/21	474,750
500,000	Boardwalk Pipelines LP, 3.375%, 2/1/23	465,303
475,000	Cenovus Energy, Inc. (Canada),
	6.750%, 11/15/39	604,048
248,000	Chesapeake Energy Corp.,
	5.375%, 6/15/21	253,890
890,000	CNOOC Finance 2012 Ltd., 144a,
	3.875%, 5/2/22	891,558
565,000	Continental Resources, Inc./OK,
	7.125%, 4/1/21	626,444
735,000	DCP Midstream LLC, 144a,
	5.350%, 3/15/20	809,933
500,000	FTS International, Inc., 144a,
	6.250%, 5/1/22	491,250
575,000	Kinder Morgan Energy Partners LP,
	3.500%, 9/1/23	546,029
504,000	Linn Energy LLC / Linn Energy Finance
	Corp., 8.625%, 4/15/20	521,010
215,000	Nabors Industries, Inc.,
	5.000%, 9/15/20	235,433
500,000	Petrobras International Finance Co. -
	Pifco, 5.375%, 1/27/21	505,410
510,000	Petroleos Mexicanos (Mexico),
	4.875%, 1/24/22	541,875
21,000	Pioneer Energy Services Corp.,
	9.875%, 3/15/18	22,109
493,000	Plains Exploration & Production Co.,
	6.875%, 2/15/23	559,555
39,750	Tengizchevoil Finance Co. SARL
	(Luxembourg), 144a,
	6.124%, 11/15/14	39,895
		7,588,492

	Consumer Discretionary — 6.3%
295,000	Anheuser-Busch InBev Worldwide,
	Inc., 8.200%, 1/15/39	447,338
490,000	AutoNation, Inc., 5.500%, 2/1/20	534,100
275,000	Caterpillar Financial Services Corp.
	MTN, 5.450%, 4/15/18	309,131
425,000	CBS Corp., 4.900%, 8/15/44	420,104
504,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.625%, 1/31/22	529,200
504,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	518,490
200,000	Comcast Corp., 4.650%, 7/15/42	206,519
220,000	DIRECTV Holdings LLC / DIRECTV
	Financing Co., Inc., 2.400%, 3/15/17	224,912
504,000	DISH DBS Corp., 6.750%, 6/1/21	541,800
475,000	Forest Laboratories, Inc., 144a,
	5.000%, 12/15/21	507,720
220,000	Home Depot, Inc. (The),
	5.950%, 4/1/41	274,071
252,000	MGM Resorts International,
	6.750%, 10/1/20	268,380
170,000	Mondelez International, Inc.,
	4.125%, 2/9/16	177,379
210,000	News America, Inc., 6.900%, 3/1/19	248,944
497,000	Sirius XM Radio, Inc., 144a,
	5.250%, 8/15/22	518,122

11

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 42.8% (Continued)

	Consumer Discretionary — (Continued)
$440,000	Time Warner Cable, Inc.,
	4.125%, 2/15/21	$465,660
330,000	Viacom, Inc., 6.250%, 4/30/16	357,129
		6,548,999

	Industrials — 3.0%
250,000	Air Lease Corp., 5.625%, 4/1/17	269,688
190,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	225,402
158,000	Con-way, Inc., 6.700%, 5/1/34	175,012
400,000	FedEx Corp., 5.100%, 1/15/44	428,998
80,000	Hutchison Whampoa International
	09/19 Ltd. (Cayman Islands), 144a,
	5.750%, 9/11/19	91,291
252,000	Navios Maritime Holdings, Inc. /
	Navios Maritime Finance II US Inc.
	(Marshall Islands), 144a,
	7.375%, 1/15/22	239,400
350,000	Norfolk Southern Corp.,
	5.750%, 4/1/18	395,743
370,000	Republic Services, Inc., 3.550%, 6/1/22	376,010
508,000	Rexel SA (France), 144a,
	5.250%, 6/15/20	510,222
378,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	411,075
		3,122,841

	Utilities — 2.9%
874,000	Alabama Power Capital Trust V,
	3.335%, 10/1/42(A)	817,244
320,000	CenterPoint Energy, Inc.,
	5.950%, 2/1/17	352,942
500,000	Dominion Resources, Inc./ VA,
	5.750%, 10/1/54(A)	505,716
265,000	Iberdrola International BV,
	6.750%, 7/15/36	325,117
115,000	NextEra Energy Capital Holdings, Inc.,
	6.000%, 3/1/19	131,824
225,000	NextEra Energy Capital Holdings, Inc.,
	6.350%, 10/1/66(A)	225,000
496,000	NRG Energy, Inc., 6.625%, 3/15/23	510,880
185,000	PPL Energy Supply LLC,
	6.500%, 5/1/18	200,781
		3,069,504

	Telecommunication Services — 2.9%
120,000	America Movil SAB DE CV,
	2.375%, 9/8/16	122,564
325,000	CenturyLink, Inc., 5.150%, 6/15/17	340,438
480,000	Orange SA (France), 2.750%, 2/6/19	485,732
194,000	Telefonica Emisiones SAU,
	6.421%, 6/20/16	210,840
504,000	T-Mobile USA, Inc., 6.731%, 4/28/22	515,340
504,000	UPCB Finance III Ltd. (Cayman Islands),
	144a, 6.625%, 7/1/20	526,730
275,000	Verizon Communications, Inc.,
	6.250%, 4/1/37	332,748
551,000	Windstream Corp., 6.375%, 8/1/23	531,715
		3,066,107

	Materials — 2.8%
504,000	ArcelorMittal (Luxembourg),
	6.000%, 3/1/21	529,830
530,000	Domtar Corp., 10.750%, 6/1/17	641,188
378,000	First Quantum Minerals Ltd. (Canada),
	144a, 7.250%, 10/15/19	389,340
260,000	Glencore Funding LLC, 144a,
	2.500%, 1/15/19	254,519
500,000	Rio Tinto Finance USA Ltd.,
	3.500%, 11/2/20	517,974
226,000	Southern Copper Corp.,
	5.375%, 4/16/20	247,487
62,000	Vale Overseas Ltd., 5.625%, 9/15/19	69,234
280,000	Xstrata Finance Canada Ltd., 144a,
	5.800%, 11/15/16	304,945
		2,954,517

	Consumer Staples — 2.5%
400,000	CVS Caremark Corp., 2.250%, 12/5/18	401,450
88,000	Ingredion, Inc., 4.625%, 11/1/20	94,265
515,000	Kraft Foods Group, Inc.,
	6.875%, 1/26/39	658,192
500,000	Kroger Co. (The), 5.000%, 4/15/42	517,811
504,000	Post Holdings, Inc., 7.375%, 2/15/22	498,960
370,000	Wal-Mart Stores, Inc., 6.200%, 4/15/38	472,496
		2,643,174

	Health Care — 1.5%
504,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	534,240
325,000	Medtronic, Inc., 4.450%, 3/15/20	357,483
66,000	Select Medical Corp., 6.375%, 6/1/21	66,000
573,000	Valeant Pharmaceuticals International,
	144a, 6.750%, 8/15/21	594,488
		1,552,211

	Information Technology — 0.8%
325,000	Apple, Inc., 1.000%, 5/3/18	316,980
385,000	Oracle Corp., 3.875%, 7/15/20	411,588
94,000	Western Union Co. (The),
	5.253%, 4/1/20	102,722
		831,290
	Total Corporate Bonds	$44,843,330

12

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	U.S. Government Mortgage-Backed
	Obligations — 21.3%
$95,399	FHLMC, Pool #1B3366,
	2.408%, 3/1/37(A)	$100,701
227,396	FHLMC, Pool #1H1348,
	2.265%, 10/1/36(A)	242,350
960,726	FHLMC, Pool #1Q0339,
	2.534%, 4/1/37(A)	1,032,165
44,841	FHLMC, Pool #A12886, 5.000%, 8/1/33	49,730
66,819	FHLMC, Pool #A13842, 6.000%, 9/1/33	75,333
25,207	FHLMC, Pool #A21415, 5.000%, 5/1/34	27,866
62,757	FHLMC, Pool #A35682, 5.000%, 7/1/35	69,257
28,786	FHLMC, Pool #A36523, 5.000%, 8/1/35	31,804
241,437	FHLMC, Pool #A46590, 5.000%, 8/1/35	265,784
67,021	FHLMC, Pool #A56988, 5.500%, 2/1/37	74,614
367,265	FHLMC, Pool #A96485, 4.500%, 1/1/41	398,417
1,235,401	FHLMC, Pool #A97897, 4.500%, 4/1/41	1,349,401
32,000	FHLMC, Pool #C62740, 7.000%, 1/1/32	36,264
43,029	FHLMC, Pool #C72254, 6.500%, 7/1/32	49,964
138,531	FHLMC, Pool #C90986, 7.000%, 6/1/26	152,731
61,776	FHLMC, Pool #G02184, 5.000%, 4/1/36	68,294
864,045	FHLMC, Pool #G05733,
	5.000%, 11/1/39	960,222
500,895	FHLMC, Pool #J13584,
	3.500%, 11/1/25	527,493
195,186	FNMA, Pool #255628, 5.500%, 2/1/25	217,931
14,221	FNMA, Pool #432269, 6.500%, 8/1/28	16,097
14,910	FNMA, Pool #496848, 6.500%, 6/1/29	16,877
8,122	FNMA, Pool #535290, 8.000%, 5/1/30	9,616
29,300	FNMA, Pool #540040, 7.500%, 6/1/28	30,563
26,558	FNMA, Pool #561741, 7.500%, 1/1/31	31,217
11,398	FNMA, Pool #569874, 8.000%, 2/1/31	12,178
6,155	FNMA, Pool #575501, 6.000%, 5/1/17	6,334
47,436	FNMA, Pool #596500, 6.500%, 7/1/16	48,832
21,665	FNMA, Pool #626811, 6.500%, 6/1/17	22,569
99,473	FNMA, Pool #640291, 7.000%, 8/1/32	111,521
35,846	FNMA, Pool #653301, 6.500%, 7/1/32	40,576
126,363	FNMA, Pool #653502, 6.500%, 7/1/32	143,035
102,230	FNMA, Pool #670402, 6.500%, 6/1/32	118,156
39,295	FNMA, Pool #690208, 6.500%, 3/1/33	44,480
48,400	FNMA, Pool #704460, 6.000%, 5/1/18	50,518
9,920	FNMA, Pool #725906,
	2.129%, 8/1/34(A)	10,584
600,569	FNMA, Pool #745257, 6.000%, 1/1/36	686,993
3,731	FNMA, Pool #745974,
	2.553%, 10/1/36(A)	4,008
188,429	FNMA, Pool #810049, 5.500%, 3/1/35	210,454
410,585	FNMA, Pool #819297, 6.000%, 9/1/35	466,989
122,440	FNMA, Pool #889060, 6.000%, 1/1/38	140,006
264,291	FNMA, Pool #889061, 6.000%, 1/1/38	303,777
125,598	FNMA, Pool #893003, 7.000%, 9/1/36	143,149
43,619	FNMA, Pool #895657, 6.500%, 8/1/36	48,002
422,584	FNMA, Pool #905049, 5.500%, 11/1/36	476,543
610,585	FNMA, Pool #908944, 5.500%, 1/1/37	690,955
908,069	FNMA, Pool #928553, 5.500%, 8/1/37	1,010,402
48,325	FNMA, Pool #995220, 6.000%, 11/1/23	53,163
616,068	FNMA, Pool #AA3467, 4.500%, 4/1/39	670,526
968,808	FNMA, Pool #AA4584, 4.500%, 4/1/39	1,054,590
179,712	FNMA, Pool #AB1800, 4.000%, 11/1/40	190,146
796,108	FNMA, Pool #AB2452, 4.000%, 3/1/26	849,806
201,416	FNMA, Pool #AB5989, 2.500%, 8/1/27	203,767
260,938	FNMA, Pool #AD3775, 4.500%, 3/1/25	281,435
308,450	FNMA, Pool #AD6193, 5.000%, 6/1/40	341,291
660,959	FNMA, Pool #AE0996, 4.000%, 2/1/41	699,237
420,647	FNMA, Pool #AE1568, 4.000%, 9/1/40	443,899
1,196,122	FNMA, Pool #AE2497, 4.500%, 9/1/40	1,303,973
260,002	FNMA, Pool #AE5441, 5.000%, 10/1/40	288,190
692,795	FNMA, Pool #AH1135, 5.000%, 1/1/41	767,864
1,043,224	FNMA, Pool #AH3483, 3.500%, 2/1/26	1,104,297
494,309	FNMA, Pool #AH3671, 4.000%, 2/1/26	529,995
904,153	FNMA, Pool #AH6622, 4.000%, 3/1/41	959,967
62,181	FNMA, Pool #AI0805, 4.500%, 7/1/41	67,267
1,307,536	FNMA, Pool #AL0150, 4.000%, 2/1/41	1,383,228
358,929	FNMA, Pool #AL0211, 5.000%, 4/1/41	398,042
79,490	GNMA, Pool #5305, 4.000%, 2/20/42	84,417
23,357	GNMA, Pool #748495, 4.000%, 8/15/40	24,830
31,069	GNMA, Pool #8503, 1.625%, 9/20/24(A)	31,919
	Total U.S. Government
	Mortgage-Backed Obligations	$22,356,601

	U.S. Treasury Obligations — 14.5%
2,000,000	U.S. Treasury Note, 0.250%, 11/30/15	2,001,250
245,000	U.S. Treasury Note, 1.750%, 9/30/19	244,675
5,690,000	United States Treasury Inflation
	Indexed Bonds, 0.625%, 1/15/24	5,839,109
5,950,000	United States Treasury Inflation
	Indexed Bonds, 1.625%, 1/15/18	7,185,977
	Total U.S. Treasury Obligations	$15,271,011

	Asset-Backed Securities — 3.8%
3,754	CIT Group Home Equity Loan Trust,
	Ser 2002-1, Class AF5,
	6.710%, 2/25/33(B)	3,754
458,820	Countrywide Asset-Backed
	Certificates, Ser 2007-S1, Class A5,
	6.018%, 11/25/36(A)	396,171
283,426	FHLMC Structured Pass Through
	Securities, Ser T-20, Class A5,
	8.370%, 12/25/29(B)	326,248
600,000	First Franklin Mortgage Loan Trust, Ser
	2005-FFA, Class M3,
	6.017%, 3/25/25(B)	509,104
105,778	FNMA REMIC, Ser 2001-W2, Class AF6,
	6.589%, 10/25/31(B)	114,933
1,926,111	Mid-State Capital Corp. Trust, Ser
	2005-1, Class M2, 7.079%, 1/15/40	2,129,479
481,914	RAMP Trust, Ser 2003-RZ5, Class A7,
	5.470%, 9/25/33(B)	497,871
6,881	RASC Trust, Ser 2001-KS3, Class AI6,
	5.960%, 9/25/31(A)	7,019
	Total Asset-Backed Securities	$3,984,579

13

Touchstone Active Bond Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 3.5%
$141,931	Banc of America Commercial
	Mortgage Trust, Ser 2006-2, Class
	A3, 5.892%, 5/10/45(A)	$142,562
435,000	Banc of America Commercial
	Mortgage Trust, Ser 2006-6, Class
	A3, 5.369%, 10/10/45	442,542
263,380	Banc of America Commercial
	Mortgage Trust, Ser 2007-2, Class
	AAB, 5.731%, 4/10/49(A)	269,685
750,000	COMM Mortgage Trust, Ser
	2014-SAVA, Class A, 144a,
	1.304%, 6/15/34(A)	750,281
155,647	First Union Commercial Mortgage
	Trust, Ser 1999-C1, Class F, 144a,
	5.350%, 10/15/35	157,298
320,071	GMAC Commercial Mortgage
	Securities, Inc., Ser 2005-C1, Class
	A4, 4.619%, 5/10/43	319,926
133,002	GS Mortgage Securities Corp. II, Ser
	2006-GG8, Class AAB,
	5.535%, 11/10/39	132,973
275,000	LB-UBS Commercial Mortgage Trust,
	Ser 2005-C7, Class AM,
	5.263%, 11/15/40(A)††	287,035
700,000	Morgan Stanley Bank of America
	Merrill Lynch Trust, Ser 2014-C18,
	Class ASB, 3.621%, 10/15/47	725,159
150,000	Mortgage Pass Through Certificates,
	Ser 2001-CIB2, Class D,
	6.847%, 4/15/35(A)	152,129
129,837	Wachovia Bank Commercial Mortgage
	Trust, Ser 2007-C30, Class APB,
	5.294%, 12/15/43	131,936
163,784	Wachovia Bank Commercial Mortgage
	Trust, Ser 2007-C34, Class APB,
	5.617%, 5/15/46	166,332
	Total Commercial
	Mortgage-Backed Securities	$3,677,858

	Non-Agency Collateralized Mortgage
	Obligations — 3.2%
7,041	Adjustable Rate Mortgage Trust, Ser
	2004-4, Class 3A1,
	2.702%, 3/25/35(A)	6,731
688,257	Countrywide Alternative Loan Trust,
	Ser 2004-30CB, Class 3A1,
	5.000%, 2/25/20	710,563
90,186	Countrywide Alternative Loan Trust,
	Ser 2005-J3, Class 3A1,
	6.500%, 9/25/34	89,955
136,474	Credit Suisse First Boston Mortgage
	Securities Corp., Ser 2004-7, Class
	6A1, 5.250%, 10/25/19	138,935
392,884	Deutsche ALT-A Securities, Inc.
	Alternate Loan Trust, Ser 2005-3,
	Class 4A4, 5.250%, 6/25/35	398,876
188,728	JP Morgan Mortgage Trust, Ser
	2005-A1, Class 2A1,
	2.414%, 2/25/35(A)	191,611
517,761	JP Morgan Mortgage Trust, Ser
	2005-A2, Class 7CB1,
	2.844%, 4/25/35(A)	525,560
99,756	JP Morgan Mortgage Trust, Ser
	2006-A4, Class 2A2,
	2.367%, 6/25/36(A)	90,437
81,190	MASTR Alternative Loans Trust, Ser
	2004-7, Class 10A1, 6.000%, 6/25/34	84,477
62,873	MASTR Asset Securitization Trust
	2003-4, Ser 2003-4, Class 4A2,
	5.500%, 5/25/33	64,883
287,520	Residential Asset Securitization Trust,
	Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	236,665
19,480	Sequoia Mortgage Trust 2011-1, Ser
	2011-1, Class A1, 4.125%, 2/25/41(A)	19,745
55,773	Structured Adjustable Rate Mortgage
	Loan Trust, Ser 2005-23, Class 1A3,
	2.566%, 1/25/36(A)	54,511
51,787	Structured Asset Securities Corp., Ser
	2004-21XS, Class 2A6B,
	5.150%, 12/25/34(B)	53,074
268,536	Structured Asset Securities Corp., Ser
	2005-17, Class 5A1,
	5.500%, 10/25/35	241,121
218,636	Washington Mutual Alternative
	Mortgage Pass-Through
	Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35	204,764
213,396	Wells Fargo Mortgage Backed
	Securities Trust, Ser 2003-G, Class
	A1, 2.490%, 6/25/33(A)	216,702
	Total Non-Agency Collateralized
	Mortgage Obligations	$3,328,610

Shares

	Preferred Stocks — 3.1%

	Financials — 2.2%
25,441	Bank of New York Mellon Corp. (The),
	5.200%	586,415
1,841	BB&T Corp., 5.200%	39,839
24,742	GMAC Capital Trust I, 8.125%(A)	658,385
3,624	PNC Financial Services Group, Inc.
	(The), 5.375%	82,627
22,133	Public Storage, 5.900%	549,341
4,794	Realty Income Corp., 6.630%	125,363
5,913	State Street Corp., 5.900%(A)	151,668
898	SunTrust Banks, Inc., 5.875%	20,699
3,289	US BanCorp. MN, 5.150%	74,134
		2,288,471

14

Touchstone Active Bond Fund (Continued)

		Market
Shares		Value

	Preferred Stocks — 3.1% (Continued)

	Utilities — 0.9%
87	DTE Energy Co., 5.250%	$2,016
3,950	PPL Capital Funding, Inc., 5.900%	96,301
8,125	Southern California Edison Co.,
	4.670%(A)	834,336
		932,653
	Total Preferred Stocks	$3,221,124

Principal
Amount

	Municipal Bonds — 1.6%

	California — 0.2%
$215,000	State of California, Purp 3, UTGO,
	5.950%, 4/1/16	231,551

	Georgia — 0.2%
205,000	Muni Elec Authority of GA, Build
	America Bonds, 6.655%, 4/1/57	252,115

	Ohio — 0.9%
850,000	JobsOhio Beverage System, Ser B,
	4.532%, 1/1/35	885,955

	Pennsylvania — 0.3%
250,000	Pennsylvania State, Build America
	Bonds, Ser 2010-B, UTGO,
	5.850%, 7/15/30	278,935
	Total Municipal Bonds	$1,648,556

	Sovereign Bonds — 1.1%
255,000	Panama Government International
	Bond, 4.000%, 9/22/24	254,362
950,000	Province of Quebec Canada, 2.625%,
	2/13/23	931,345
	Total Sovereign Bonds	$1,185,707

	Agency Collateralized Mortgage
	Obligations — 0.5%
264,089	FNMA, Ser 2004-W15, Class 2AF,
	0.405%, 8/25/44(A)	262,529
209,518	FNMA REMIC, Ser 2011-28, Class MA,
	4.500%, 7/25/38	215,824
17,366	GNMA, Ser 2003-11, Class GJ,
	4.000%, 10/17/29	18,324
	Total Agency Collateralized
	Mortgage Obligations	$496,677

Shares		Market Value

	Investment Funds — 4.8%
654,381	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.01%**∞Ω	$654,381
4,371,849	Touchstone Institutional Money
	Market Fund, 0.01%^∞Ω	4,371,849
	Total Investment Funds	$5,026,230

	Total Investment Securities —100.2%
	(Cost $102,637,523)	$105,040,283

	Liabilities in Excess of
	Other Assets — (0.2)%	(239,064)

	Net Assets — 100.0%	$104,801,219

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2014.

(B)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at September 30, 2014.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2014 was $632,257.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

∞	Open-End Fund

Ω	Represents the 7-day SEC yield as of September 30, 2014.

15

Touchstone Active Bond Fund (Continued)

Portfolio Abbreviations:
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
LLC - Limited Liability Company
LP - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
UTGO - Unlimited Tax General Obligation
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities were valued at $8,583,239 or 8.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$44,843,330	$—	$44,843,330
U.S. Government Mortgage-Backed Obligations	—	22,356,601	—	22,356,601
U.S. Treasury Obligations	—	15,271,011	—	15,271,011
Asset-Backed Securities	—	3,984,579	—	3,984,579
Commercial Mortgage-Backed Securities	—	3,677,858	—	3,677,858
Non-Agency Collateralized Mortgage Obligations	—	3,328,610	—	3,328,610
Preferred Stocks	3,221,124	—	—	3,221,124
Municipal Bonds	—	1,648,556	—	1,648,556
Sovereign Bonds	—	1,185,707	—	1,185,707
Agency Collateralized Mortgage Obligations	—	496,677	—	496,677
Investment Funds	5,026,230	—	—	5,026,230
				$105,040,283

See accompanying Notes to Financial Statements.

16

Portfolio of Investments

Touchstone High Yield Fund – September 30, 2014

Principal		Market
Amount		Value

	Corporate Bonds — 97.9%

	Consumer Discretionary — 20.4%
$995,000	Albea Beauty Holdings SA
	(Luxembourg), 144a,
	8.375%, 11/1/19	$1,060,919
2,295,000	AMC Networks, Inc., 7.750%, 7/15/21	2,501,550
1,580,000	American Axle & Manufacturing, Inc.,
	6.250%, 3/15/21	1,643,200
758,000	Asbury Automotive Group, Inc.,
	8.375%, 11/15/20	811,060
500,000	Cablevision Systems Corp.,
	8.000%, 4/15/20	550,000
598,000	CBS Outdoor Americas Capital LLC /
	CBS Outdoor Americas Capital
	Corp., 144a, 5.250%, 2/15/22	597,252
997,000	CBS Outdoor Americas Capital LLC /
	CBS Outdoor Americas Capital
	Corp., 144a, 5.875%, 3/15/25	1,001,985
203,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.250%, 3/15/21	198,940
832,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.250%, 9/30/22	814,320
291,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.750%, 9/1/23	289,545
870,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.500%, 4/30/21	906,975
1,240,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.625%, 1/31/22	1,302,000
1,033,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 7.000%, 1/15/19	1,073,029
2,712,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	2,789,970
1,219,000	Clear Channel Worldwide Holdings,
	Inc., 6.500%, 11/15/22	1,246,428
623,000	Cogeco Cable, Inc. (Canada), 144a,
	4.875%, 5/1/20	618,328
89,000	DISH DBS Corp., 6.750%, 6/1/21	95,675
1,093,000	DISH DBS Corp., 7.875%, 9/1/19	1,235,090
354,000	DR Horton, Inc., 3.750%, 3/1/19	344,265
296,000	DR Horton, Inc., 4.375%, 9/15/22	284,900
569,000	Gannett Co., Inc., 144a,
	4.875%, 9/15/21	550,508
435,000	Gannett Co., Inc., 144a,
	5.125%, 10/15/19	439,350
320,000	Gannett Co., Inc., 144a,
	5.500%, 9/15/24	315,200
2,723,000	Goodyear Tire & Rubber Co. (The),
	8.750%, 8/15/20	3,199,525
1,995,000	Ingles Markets, Inc., 5.750%, 6/15/23	2,004,975
868,000	KB Home, 7.000%, 12/15/21	904,890
609,000	Lamar Media Corp., 5.875%, 2/1/22	627,270
426,000	LKQ Corp., 4.750%, 5/15/23	411,090
1,192,000	Ltd. Brands, Inc., 5.625%, 2/15/22	1,242,660
1,310,000	Men's Wearhouse, Inc. (The), 144a,
	7.000%, 7/1/22	1,323,100
2,214,000	Meritage Homes Corp.,
	7.150%, 4/15/20	2,413,260
3,830,000	MGM Resorts International,
	5.250%, 3/31/20†	3,830,000
44,000	MGM Resorts International,
	6.750%, 10/1/20	46,860
773,000	Netflix, Inc., 144a, 5.750%, 3/1/24	796,190
1,321,000	Quebecor Media, Inc. (Canada),
	5.750%, 1/15/23	1,311,092
1,447,000	Reynolds Group Issuer, Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu, 6.875%, 2/15/21	1,526,585
400,000	Reynolds Group Issuer, Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu, 7.125%, 4/15/19	414,500
1,254,000	Royal Caribbean Cruises Ltd. (Liberia),
	5.250%, 11/15/22	1,266,540
1,878,000	RSI Home Products, Inc., 144a,
	6.875%, 3/1/18	1,957,815
620,000	Ryland Group, Inc. (The),
	5.375%, 10/1/22	604,500
158,000	Service Corp. International/US,
	7.000%, 6/15/17	172,220
1,485,000	Service Corp. International/US,
	8.000%, 11/15/21	1,737,450
250,000	Service Corp. International/US, 144a,
	5.375%, 5/15/24	250,625
1,641,000	Sinclair Television Group, Inc.,
	5.375%, 4/1/21	1,616,385
757,000	Sinclair Television Group, Inc.,
	6.125%, 10/1/22	770,248
300,000	Sinclair Television Group, Inc.,
	6.375%, 11/1/21	306,750
1,000,000	Sirius XM Radio, Inc., 144a,
	5.250%, 8/15/22	1,042,500
763,000	Sirius XM Radio, Inc., 144a,
	5.875%, 10/1/20	772,538
2,159,000	Stackpole International Intermediate /
	Stackpole International Powder
	(Luxembourg), 144a,
	7.750%, 10/15/21	2,169,795
383,000	Standard Pacific Corp.,
	8.375%, 1/15/21	438,535
17,000	Taylor Morrison Communities, Inc. /
	Monarch Communities Inc., 144a,
	5.625%, 3/1/24	16,362
461,000	Taylor Morrison Communities, Inc. /
	Monarch Communities Inc., 144a,
	7.750%, 4/15/20	493,270
1,168,000	Tenneco, Inc., 6.875%, 12/15/20	1,232,240
862,000	Tenneco, Inc., 7.750%, 8/15/18	898,635
773,000	Toll Brothers Finance Corp.,
	5.875%, 2/15/22	821,312
1,246,000	TRW Automotive, Inc., 144a,
	4.500%, 3/1/21	1,261,575
328,000	Virgin Media Secured Finance PLC
	(United Kingdom), 144a,
	5.375%, 4/15/21	330,460

17

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 97.9% (Continued)

	Consumer Discretionary — (Continued)
$692,000	Weyerhaeuser Real Estate Co., 144a,
	4.375%, 6/15/19	$676,430
368,000	William Lyon Homes, Inc.,
	5.750%, 4/15/19	361,560
73,000	Wynn Las Vegas LLC / Wynn Las Vegas
	Capital Corp., 7.750%, 8/15/20	77,471
		59,997,702

	Energy — 19.7%
494,000	Atlas Pipeline Partners LP / Atlas
	Pipeline Finance Corp.,
	5.875%, 8/1/23	482,885
1,405,000	Atlas Pipeline Partners LP / Atlas
	Pipeline Finance Corp.,
	6.625%, 10/1/20	1,436,612
708,000	Basic Energy Services, Inc.,
	7.750%, 10/15/22	736,320
306,000	Baytex Energy Corp. (Canada), 144a,
	5.125%, 6/1/21	298,350
600,000	Berry Petroleum Co., 6.750%, 11/1/20	606,000
1,970,000	Bill Barrett Corp., 7.000%, 10/15/22	1,955,225
1,606,000	Calfrac Holdings LP, 144a,
	7.500%, 12/1/20	1,678,270
2,841,000	California Resources Corp., 144a,
	5.500%, 9/15/21	2,883,615
1,336,000	Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	1,389,440
940,000	Chesapeake Energy Corp.,
	4.875%, 4/15/22	944,700
81,000	Chesapeake Energy Corp.,
	5.375%, 6/15/21	82,924
645,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20	711,435
695,000	Chesapeake Energy Corp.,
	6.875%, 11/15/20	774,925
1,133,000	Clayton Williams Energy, Inc.,
	7.750%, 4/1/19	1,164,157
154,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	6.375%, 3/15/24	148,610
1,049,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	8.500%, 12/15/19	1,090,960
554,000	CONSOL Energy, Inc., 8.250%, 4/1/20	578,930
259,000	CONSOL Energy, Inc., 144a,
	5.875%, 4/15/22	255,115
362,000	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance
	Corp., 6.125%, 3/1/22	362,905
2,494,000	Drill Rigs Holdings, Inc. (Marshall
	Islands), 144a, 6.500%, 10/1/17	2,481,530
650,000	FTS International, Inc., 144a,
	6.250%, 5/1/22	638,625
1,439,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 5.750%, 2/15/21	1,410,220
175,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 7.875%, 12/15/18	182,000
1,088,000	Gibson Energy, Inc. (Canada), 144a,
	6.750%, 7/15/21	1,153,280
1,273,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 7.625%, 4/15/21	1,339,832
1,377,000	Hornbeck Offshore Services, Inc.,
	5.000%, 3/1/21	1,308,150
2,162,000	Key Energy Services, Inc.,
	6.750%, 3/1/21	2,080,925
1,593,000	Kinder Morgan, Inc., 144a,
	5.625%, 11/15/23	1,692,562
3,025,000	Linn Energy LLC / Linn Energy Finance
	Corp., 8.625%, 4/15/20	3,127,094
2,654,000	MEG Energy Corp. (Canada), 144a,
	6.375%, 1/30/23	2,677,222
255,000	MEG Energy Corp. (Canada), 144a,
	6.500%, 3/15/21	261,375
1,227,000	Midcontinent Express Pipeline LLC,
	144a, 6.700%, 9/15/19	1,386,510
896,000	Newfield Exploration Co.,
	6.875%, 2/1/20	934,080
859,000	Northern Blizzard Resources, Inc.
	(Canada), 144a, 7.250%, 2/1/22	884,770
581,000	NuStar Logistics LP, 4.800%, 9/1/20	565,749
541,000	Oasis Petroleum, Inc., 6.875%, 3/15/22	570,755
484,000	Pacific Drilling SA (Luxembourg), 144a,
	5.375%, 6/1/20	442,860
2,152,000	Pacific Drilling V Ltd. (Virgin Islands),
	144a, 7.250%, 12/1/17	2,157,380
1,207,000	Peabody Energy Corp.,
	6.000%, 11/15/18	1,182,860
743,000	QEP Resources, Inc., 6.800%, 3/1/20	785,722
384,000	Rose Rock Midstream LP / Rose Rock
	Finance Corp., 144a,
	5.625%, 7/15/22	380,160
750,000	Sabine Pass Liquefaction LLC,
	5.625%, 2/1/21	770,625
467,000	Sanchez Energy Corp., 144a,
	6.125%, 1/15/23	462,470
303,000	SandRidge Energy, Inc.,
	7.500%, 2/15/23	294,289
2,178,000	SandRidge Energy, Inc.,
	8.750%, 1/15/20	2,243,340
1,308,000	SemGroup Corp., 7.500%, 6/15/21	1,373,400
470,000	Seventy Seven Energy, Inc., 144a,
	6.500%, 7/15/22	461,775
1,338,000	Targa Resources Partners LP / Targa
	Resources Partners Finance Corp.,
	6.375%, 8/1/22	1,424,970
472,000	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp., 5.875%, 10/1/20	488,520
1,580,000	Tullow Oil PLC (United Kingdom),
	144a, 6.000%, 11/1/20	1,580,000
113,000	Tullow Oil PLC (United Kingdom),
	144a, 6.250%, 4/15/22	110,458
1,714,000	Whiting Petroleum Corp.,
	5.000%, 3/15/19	1,761,135

18

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 97.9% (Continued)

	Energy — (Continued)
$1,522,000	Whiting Petroleum Corp.,
	5.750%, 3/15/21	$1,609,515
		57,805,536

	Financials — 10.4%
1,641,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland), 144a,
	3.750%, 5/15/19	1,591,770
564,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland), 144a,
	4.500%, 5/15/21	547,080
312,000	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust (Ireland), 144a,
	5.000%, 10/1/21	310,440
438,000	Aircastle Ltd. (Bermuda),
	6.250%, 12/1/19	460,995
604,000	Ally Financial, Inc., 8.000%, 12/31/18	685,540
3,395,000	Ally Financial, Inc., 8.000%, 11/1/31	4,226,775
2,846,000	CIT Group, Inc., 5.000%, 8/15/22	2,853,115
394,000	Credit Acceptance Corp., 144a,
	6.125%, 2/15/21	400,895
1,003,000	Crown Castle International Corp., REIT,
	5.250%, 1/15/23	994,224
1,162,000	CTR Partnership LP / CareTrust Capital
	Corp., REIT, 144a, 5.875%, 6/1/21	1,162,000
1,333,000	First Cash Financial Services, Inc.,
	6.750%, 4/1/21	1,386,320
303,000	General Motors Financial Co., Inc.,
	3.500%, 7/10/19	305,272
1,553,000	General Motors Financial Co., Inc.,
	4.375%, 9/25/21	1,587,942
233,000	International Lease Finance Corp.,
	4.625%, 4/15/21	231,252
644,000	International Lease Finance Corp.,
	5.875%, 8/15/22	672,980
770,000	International Lease Finance Corp.,
	6.250%, 5/15/19	825,055
3,115,000	MPT Operating Partnership LP / MPT
	Finance Corp., 6.875%, 5/1/21	3,333,050
1,360,000	Navient LLC MTN, 6.125%, 3/25/24	1,326,000
1,396,000	Navient LLC, MTN, 8.450%, 6/15/18	1,570,500
466,000	Ocwen Financial Corp., 144a,
	6.625%, 5/15/19	449,690
795,000	Omega Healthcare Investors, Inc.,
	6.750%, 10/15/22	844,688
1,000,000	Omega Healthcare Investors, Inc.,
	7.500%, 2/15/20	1,053,750
987,000	PHH Corp., 6.375%, 8/15/21	967,260
2,747,000	PHH Corp., 7.375%, 9/1/19	2,911,820
		30,698,413

	Industrials — 9.7%
1,362,000	ADT Corp. (The), 3.500%, 7/15/22	1,178,130
311,000	ADT Corp. (The), 6.250%, 10/15/21†	321,885
893,000	AECOM Technology Corp., 144a,
	5.750%, 10/15/22	896,349
1,071,000	AECOM Technology Corp., 144a,
	5.875%, 10/15/24	1,077,694
694,000	Alliant Techsystems, Inc., 144a,
	5.250%, 10/1/21	695,735
1,138,142	American Airlines 2013-2 Class B Pass
	Through Trust, 5.600%, 7/15/20	1,172,286
1,532,000	Amsted Industries, Inc., 144a,
	5.000%, 3/15/22	1,487,955
712,000	Anixter, Inc., 5.125%, 10/1/21	703,100
975,000	Calcipar SA (Luxembourg), 144a,
	6.875%, 5/1/18	1,004,250
596,000	Chrysler Group LLC / CG Co.-Issuer,
	Inc., 8.250%, 6/15/21	649,640
884,000	DigitalGlobe, Inc., 144a,
	5.250%, 2/1/21	848,640
994,000	Dynacast International LLC / Dynacast
	Finance, Inc., 9.250%, 7/15/19	1,063,580
491,000	Gibraltar Industries, Inc.,
	6.250%, 2/1/21	503,275
768,000	Griffon Corp., 5.250%, 3/1/22	731,520
296,000	Iron Mountain, Inc., 8.375%, 8/15/21	308,210
1,902,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	2,042,272
2,388,000	Martin Midstream Partners LP / Martin
	Midstream Finance Corp.,
	7.250%, 2/15/21	2,382,030
1,374,000	Navios Maritime Holdings, Inc. /
	Navios Maritime Finance II US Inc.
	(Marshall Islands), 144a,
	7.375%, 1/15/22	1,305,300
241,000	Nielsen Co. Luxembourg SARL (The)
	(Luxembourg), 144a,
	5.500%, 10/1/21	242,205
823,000	Nielsen Finance LLC / Nielsen Finance
	Co., 4.500%, 10/1/20	796,252
1,329,000	Nielsen Finance LLC / Nielsen Finance
	Co., 144a, 5.000%, 4/15/22	1,299,098
962,000	Rexel SA (France), 144a,
	5.250%, 6/15/20	966,209
65,000	RR Donnelley & Sons Co.,
	7.250%, 5/15/18	72,150
800,000	Stena AB (Sweden), 144a,
	7.000%, 2/1/24	832,000
907,000	Titan International, Inc.,
	6.875%, 10/1/20	888,860
366,000	United Airlines 2014-2 Class B Pass
	Through Trust, 4.625%, 9/3/22	364,170
221,000	United Rentals North America, Inc.,
	5.750%, 7/15/18	230,392
303,000	United Rentals North America, Inc.,
	5.750%, 11/15/24	306,788
1,053,000	United Rentals North America, Inc.,
	7.375%, 5/15/20	1,118,812
835,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	908,062
671,000	US Airways 2013-1 Class B Pass
	Through Trust, 5.375%, 11/15/21	694,485

19

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 97.9% (Continued)

	Industrials — (Continued)
$493,000	West Corp., 7.875%, 1/15/19	$513,952
1,012,000	West Corp., 144a, 5.375%, 7/15/22	933,570
		28,538,856

	Telecommunication Services — 8.9%
334,000	CenturyLink, Inc., 5.625%, 4/1/20	344,521
537,000	CenturyLink, Inc., 5.800%, 3/15/22	550,425
1,436,000	CenturyLink, Inc., 6.450%, 6/15/21	1,536,520
702,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	740,610
1,610,000	Frontier Communications Corp.,
	8.125%, 10/1/18	1,799,175
1,585,000	Frontier Communications Corp.,
	8.500%, 4/15/20	1,759,350
776,000	Intelsat Jackson Holdings SA
	(Luxembourg), 5.500%, 8/1/23	741,080
1,238,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.250%, 10/15/20	1,309,185
500,000	Intelsat Jackson Holdings SA
	(Luxembourg), 7.500%, 4/1/21	533,750
886,000	Softbank Corp. (Japan), 144a,
	4.500%, 4/15/20	883,785
945,000	Sprint Capital Corp., 6.900%, 5/1/19	993,431
948,000	Sprint Nextel Corp., 6.000%, 11/15/22	919,560
2,012,000	Sprint Nextel Corp., 144a,
	9.000%, 11/15/18	2,323,860
592,000	Telecom Italia Capital SA
	(Luxembourg), 6.999%, 6/4/18	666,000
120,000	T-Mobile USA, Inc., 5.250%, 9/1/18	123,600
388,000	T-Mobile USA, Inc., 6.125%, 1/15/22	389,940
939,000	T-Mobile USA, Inc., 6.250%, 4/1/21	948,390
63,000	T-Mobile USA, Inc., 6.464%, 4/28/19	65,441
3,355,000	T-Mobile USA, Inc., 6.542%, 4/28/20	3,438,875
89,000	T-Mobile USA, Inc., 6.731%, 4/28/22	91,002
177,000	T-Mobile USA, Inc., 6.836%, 4/28/23	181,868
89,000	UPCB Finance III Ltd. (Cayman Islands),
	144a, 6.625%, 7/1/20	93,015
1,819,000	UPCB Finance V Ltd. (Cayman Islands),
	144a, 7.250%, 11/15/21	1,946,330
599,000	UPCB Finance VI Ltd. (Cayman Islands),
	144a, 6.875%, 1/15/22	639,432
391,000	Videotron Ltd. (Canada),
	5.000%, 7/15/22	387,090
97,000	Windstream Corp., 6.375%, 8/1/23	93,605
2,370,000	Windstream Corp., 7.875%, 11/1/17	2,630,700
		26,130,540

	Materials — 7.6%
1,649,000	Aleris International, Inc.,
	7.625%, 2/15/18	1,657,245
433,000	Aleris International, Inc.,
	7.875%, 11/1/20	430,835
267,000	Amsted Industries, Inc., 144a,
	5.375%, 9/15/24	258,990
2,513,000	ArcelorMittal (Luxembourg),
	5.750%, 8/5/20	2,622,944
89,000	ArcelorMittal (Luxembourg),
	6.000%, 3/1/21	93,561
460,000	ArcelorMittal (Luxembourg),
	6.750%, 2/25/22	493,925
1,428,000	Cascades, Inc. (Canada),
	7.875%, 1/15/20	1,488,690
30,000	Cascades, Inc. (Canada), 144a,
	5.500%, 7/15/22	29,100
943,000	Chemtura Corp., 5.750%, 7/15/21	933,570
1,589,000	First Quantum Minerals Ltd. (Canada),
	144a, 7.000%, 2/15/21	1,610,849
159,000	First Quantum Minerals Ltd. (Canada),
	144a, 7.250%, 10/15/19	163,770
544,000	First Quantum Minerals Ltd. (Canada),
	144a, 7.250%, 5/15/22	556,240
675,000	FMG Resources August 2006 Pty Ltd.
	(Australia), 144a, 6.875%, 4/1/22	686,812
702,000	HudBay Minerals, Inc. (Canada),
	9.500%, 10/1/20	747,630
1,715,000	Huntsman International LLC,
	4.875%, 11/15/20	1,689,275
1,111,000	JMC Steel Group, Inc., 144a,
	8.250%, 3/15/18	1,122,110
1,408,000	Koppers, Inc., 7.875%, 12/1/19	1,462,560
575,000	Novelis, Inc. (Canada),
	8.375%, 12/15/17	598,000
1,617,000	PolyOne Corp., 5.250%, 3/15/23	1,568,490
980,000	Steel Dynamics, Inc., 5.250%, 4/15/23	987,350
86,000	Steel Dynamics, Inc., 7.625%, 3/15/20	90,300
417,000	Steel Dynamics, Inc., 144a,
	5.125%, 10/1/21	423,255
234,000	Tembec Industries, Inc. (Canada),
	11.250%, 12/15/18	252,300
558,000	Tembec Industries, Inc. (Canada),
	144a, 9.000%, 12/15/19	562,185
275,000	United States Steel Corp.,
	7.375%, 4/1/20	305,250
1,185,000	Vulcan Materials Co., 7.500%, 6/15/21	1,386,450
		22,221,686

	Consumer Staples — 6.8%
747,000	ARAMARK Corp., 5.750%, 3/15/20	765,675
1,299,000	Barry Callebaut Services N.V.
	(Belgium), 144a, 5.500%, 6/15/23	1,377,706
971,000	BI-LO LLC / BI-LO Finance Corp., 144a,
	9.250%, 2/15/19	951,580
1,553,000	Cenveo Corp., 144a, 6.000%, 8/1/19	1,455,937
395,000	Constellation Brands, Inc.,
	3.750%, 5/1/21	387,594
1,130,000	Constellation Brands, Inc.,
	4.250%, 5/1/23	1,103,162
732,000	Harland Clarke Holdings Corp., 144a,
	6.875%, 3/1/20	746,640
705,000	Harland Clarke Holdings Corp., 144a,
	9.750%, 8/1/18	752,588
398,000	HJ Heinz Co., 4.250%, 10/15/20	395,512

20

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 97.9% (Continued)

	Consumer Staples — (Continued)
$2,898,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 7.250%, 6/1/21	$3,042,900
615,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 8.250%, 2/1/20	654,975
2,626,000	Post Holdings, Inc., 7.375%, 2/15/22	2,599,740
2,510,000	Smithfield Foods, Inc., 6.625%, 8/15/22	2,648,050
2,920,000	Tenet Healthcare Corp.,
	6.000%, 10/1/20	3,087,900
		19,969,959

	Health Care — 6.6%
2,769,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	2,935,140
200,000	CHS/Community Health Systems, Inc.,
	8.000%, 11/15/19	213,540
863,000	Grifols Worldwide Operations Ltd.
	(Ireland), 144a, 5.250%, 4/1/22	852,212
2,707,000	HCA, Inc., 6.500%, 2/15/20	2,957,398
1,003,000	Kindred Healthcare, Inc., 144a,
	6.375%, 4/15/22	977,925
911,000	LifePoint Hospitals, Inc.,
	5.500%, 12/1/21	922,388
878,000	Omnicare, Inc., 7.750%, 6/1/20	928,485
727,000	ResCare, Inc., 10.750%, 1/15/19	770,620
2,955,000	Select Medical Corp., 6.375%, 6/1/21	2,955,000
2,374,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	2,231,560
19,000	Valeant Pharmaceuticals International,
	144a, 6.375%, 10/15/20	19,522
101,000	Valeant Pharmaceuticals International,
	144a, 6.750%, 8/15/21	104,788
3,413,000	Valeant Pharmaceuticals International
	Inc. (Canada), 144a, 6.750%, 8/15/18	3,600,715
		19,469,293

	Information Technology — 4.4%
2,208,000	Activision Blizzard, Inc., 144a,
	5.625%, 9/15/21	2,296,320
50,000	Activision Blizzard, Inc., 144a,
	6.125%, 9/15/23	53,125
641,000	Audatex North America, Inc., 144a,
	6.000%, 6/15/21	657,025
306,000	Audatex North America, Inc., 144a,
	6.125%, 11/1/23	313,650
400,000	Cardtronics, Inc., 144a, 5.125%, 8/1/22	394,000
321,000	Equinix, Inc., 4.875%, 4/1/20	317,790
962,000	Equinix, Inc., 5.375%, 4/1/23	952,380
1,150,000	Equinix, Inc., 7.000%, 7/15/21	1,231,938
244,000	Hughes Satellite Systems Corp.,
	6.500%, 6/15/19	259,250
1,156,000	NCR Corp., 5.875%, 12/15/21	1,182,010
2,618,000	Seagate HDD Cayman (Cayman
	Islands), 144a, 4.750%, 1/1/25	2,604,910
294,000	Sensata Technologies BV
	(Netherlands), 144a,
	4.875%, 10/15/23	283,710
2,293,000	ViaSat, Inc., 6.875%, 6/15/20	2,430,580
		12,976,688

	Utilities — 3.4%
452,000	AES Corp., 5.500%, 3/15/24	439,570
380,000	AES Corp., 7.375%, 7/1/21	425,600
813,000	AES Corp. VA, 3.234%, 6/1/19(A)	800,805
1,198,000	Calpine Corp., 144a, 7.875%, 1/15/23	1,305,820
699,000	DPL, Inc., 7.250%, 10/15/21	721,718
500,000	GenOn Energy, Inc., 7.875%, 6/15/17	508,750
1,698,000	InterGen NV (Netherlands), 144a,
	7.000%, 6/30/23	1,634,325
650,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 144a,
	6.875%, 10/15/21	676,000
162,000	NRG Energy, Inc., 6.625%, 3/15/23	166,860
1,182,000	NRG Energy, Inc., 7.875%, 5/15/21	1,270,650
138,000	NRG Energy, Inc., 144a,
	6.250%, 7/15/22	141,536
929,000	NRG Energy, Inc., 144a, 6.250%, 5/1/24	931,322
962,000	Sabine Pass LNG LP, 6.500%, 11/1/20	990,860
		10,013,816
	Total Corporate Bonds	$287,822,489

Shares

	Investment Funds — 1.8%
3,768,387	Invesco Government & Agency
	Portfolio, Institutional Class,
	0.01%**∞Ω	3,768,387
1,558,986	Touchstone Institutional Money
	Market Fund, 0.01%^∞Ω	1,558,986
	Total Investment Funds	$5,327,373

	Total Investment Securities —99.7%
	(Cost $290,775,781)	$293,149,862

	Other Assets in
	Excess of Liabilities — 0.3%	984,444
	Net Assets — 100.0%	$294,134,306

(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2014.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2014 was $3,569,880.

∞	Open-End Fund

21

 Touchstone High Yield Fund (Continued)

Ω	Represents the 7-day SEC yield as of September 30, 2014.

Portfolio Abbreviations:

LLC - Limited Liability Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

LP - Limited Partnership

MTN -Medium Term Note

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities were valued at $96,912,447 or 32.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$287,822,489	$—	$287,822,489
Investment Funds	5,327,373	—	—	5,327,373
				$293,149,862

See accompanying Notes to Financial Statements.

22

Portfolio of Investments

Touchstone Institutional Money Market Fund – September 30, 2014

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Variable Rate Demand Notes(A) — 41.0%
$11,700,000	Lincoln Co WY Poll Control Rev (Fltg Rate Dates Exxon Proj) Ser 1984 C	0.040%	11/01/14	$11,700,000
3,000,000	Lincoln Co WY Poll Control Rev (Fltg Rate Dates Exxon Proj) Ser 1984 A	0.040	11/01/14	3,000,000
900,000	Lincoln Co WY Poll Control Rev (Fltg Rate Dates Exxon Proj) Ser 1984 D	0.040	11/01/14	900,000
700,000	Douglas Co GA Dev Auth Pandosia LLC Ser 2007 B (LOC: Wells Fargo Bank NA)	0.200	12/01/14	700,000
310,000	Kenwood Lincoln-Mercury	0.170	05/01/15	310,000
160,000	New Belgium Brewing Co., Inc.	0.200	07/01/15	159,999
785,000	CA St Infrastructure & Saddleback Vy Ser 2010 (LOC: East West Bank, FHLMC)	0.240	12/01/15	785,000
780,000	Jefferson Land Development Ltd. US Domestic Ser 1997	0.270	10/01/16	780,000
1,100,000	Orange City IA IDR (Vogel Enterprises Limited) Ser 2002 (LOC: U.S. Bank NA)	0.120	04/01/17	1,100,000
1,040,000	Hamilton Co OH Hosp Facs Rev Childrens Hosp Med Ctr A Ser 1997 (LOC: PNC Bank NA)	0.040	05/15/17	1,040,000
200,000	Upper IL River Vly Dev Auth Ser 2003 B (LOC: Lasalle Bank NA)	0.210	06/01/17	199,999
1,585,000	Yuengling Beer Co., Inc.	0.220	11/01/19	1,585,000
1,395,000	WA MO IDA Dev Pauwels Ser 1999 (LOC: HSBC Bank USA NA)	0.470	12/01/19	1,395,000
802,000	Hopewell Development Co.	0.170	03/01/20	802,000
3,460,000	Crystal Clinic	0.150	04/01/20	3,460,000
2,600,000	D.G.Y. Real Estate LP	0.220	05/01/20	2,600,000
1,190,000	Auburn ME Rev J & A Properties Ser 2001 (LOC: TD Bank NA)	0.160	01/01/21	1,190,000
1,000,000	QC Reprographics LLC	0.300	02/28/21	1,000,000
2,129,000	CHS Properties, Inc. Ser 2006	0.150	06/01/21	2,129,000
660,000	WA St HFC Brittany Pk Ser 1996 B (LIQ: FNMA)	0.160	11/01/21	660,000
2,860,000	Crozer-Keystone Health System	0.250	12/15/21	2,860,000
1,534,000	Progress Industrial Properties, Inc.	0.150	01/01/22	1,534,000
1,370,000	Odenton Baptist Church	0.340	07/01/22	1,370,000
3,600,000	Mason City Clinic PC	0.240	09/01/22	3,600,000
4,500,000	Penco Products, Inc. 144a	0.170	09/01/22	4,500,000
855,000	Taylor Station Surgical Center Ltd. US Domestic Ser 2002	0.170	12/01/22	855,000
1,703,500	Campus Research Corp. Ser A	0.150	06/01/23	1,703,500
785,000	Forest WI IDR (Baker Cheese Factory Proj) Ser 2003 (LOC: U.S. Bank NA)	0.240	09/01/23	785,000
5,360,000	Mountain Agency, Inc. (The)	0.240	12/01/23	5,360,000
3,015,000	First Church of Christ Christian, Inc. Ser 06-A	0.300	04/01/26	3,015,000
2,195,000	First Church of Christ Christian, Inc. Ser 06-B	0.300	04/01/26	2,195,000
1,750,000	Winnebago Co IL IDR Seward Screw Prods Proj Ser 2001 (LOC: Alpine Bank & Trust Co)	0.160	04/01/26	1,750,000
1,090,000	Heart Property LLC Project	0.170	07/01/26	1,090,000
2,205,000	Miarko, Inc.	0.150	02/01/27	2,205,000
1,800,000	Albany NY IDA Med Ctr Hosp Proj Ser 2007 B (LOC: Bank Of America NA)	0.270	05/01/27	1,800,000
495,000	CA St Statewide CDA Oakmont Stockton C T Rmk Ser 1997 (LOC: FHLB)	0.260	05/01/27	495,000
6,635,000	Blue Hen Hotel LLC	0.150	09/01/27	6,635,000
3,200,000	Jungs Station Associates	0.190	09/01/27	3,200,000
2,935,000	Tarrant Co TX Indl Dev Corp. (Mortex Prods Inc Proj) Ser 1998 (LOC: JP Morgan Chase & Co)	0.240	09/01/27	2,935,000
1,650,000	Saint Paul's Episcopal Church Ser 2008 (LOC: JP Morgan Chase Bank NA)	0.150	07/01/28	1,650,000
12,545,000	Kansas City MO (Blue Ridge Mall) Ser 2005 (LOC: BMO Harris Bank NA)	0.130	11/01/28	12,545,000
1,600,000	Jacksonville FL Edl Facs Rev (Edward Waters College Proj) Ser 2004 (LOC: Wells Fargo Bank NA)	0.150	12/01/29	1,600,000
8,820,000	TP Racing LLLP	0.130	06/01/30	8,820,000
15,900,000	MS St Business Fin Corp. (Chevron USA, Inc. Proj) Ser A Ser 2007	0.040	12/01/30	15,900,000
845,000	Springfield MO IDA DMP Pptys LLC Ser 2010 (LOC: Guaranty Bank/FHLB)	0.160	12/01/30	845,000
1,300,000	Montgomery Co PA Redev Auth Forge Gate Apts Ser 2001 A T1 (LIQ: FNMA)	0.250	08/15/31	1,300,000
2,000,000	OH St Hgr Edu Fac Rev (Case Western Reserve University Proj) Ser 2002 A (SPA: Wells Fargo Bank NA)	0.020	10/01/31	2,000,000

23

Touchstone Institutional Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Variable Rate Demand Notes(A) — 41.0% (Continued)
$1,575,000	Sheboygan Falls WI Indl Rev Adj Dev, Inc. Project Ser 2007 B (LOC: U.S. Bank NA)	0.240%	01/01/32	$1,575,000
1,450,000	486 Lesser Street LLC	0.130	02/01/32	1,450,000
1,410,000	KS St Dev Fin Auth Rev (Indl Dlr Bldg Proj) Ser 2002 O (LOC: Great Western Bank)	0.320	09/01/32	1,410,000
705,000	Abag CA Fin Auth For Nonprofit Housing Gaia Bldg Ser 2000 A-T (LIQ: FNMA)	0.110	09/15/32	705,000
13,200,000	Andrew W Mellon Foundation Ser 2008	0.120	12/01/32	13,200,000
2,600,000	Hart Family Holdings LLC	0.130	12/01/32	2,600,000
8,250,000	TMF Biofuels LLC	0.150	12/01/32	8,250,000
26,730,000	Lexington Financial Services LLC	0.200	01/01/33	26,730,000
7,400,000	Raleigh NC Certificate of Participation Ser 2008 (LOC: Wachovia Bank NA)	0.150	08/01/33	7,400,000
4,105,000	First Christian Church Of Florissant	0.150	01/01/34	4,105,000
1,000,000	French Lick IN EDR Town Green Place Ser A (LOC: PNC Bank NA)	0.170	01/01/34	1,000,000
20,110,000	Allen Co OH Hosp Facs Rev (Catholic Healthcare) Ser 2010 C (LOC: Union Bank NA)	0.030	06/01/34	20,110,000
4,785,000	Lee Family Partnership LLC	0.160	07/01/34	4,785,000
1,950,000	Huntingburg IN Mf Rev Adj Hsg Lincoln Vlg Apts Proj Ser 2000 (LOC: FHLB)	0.235	07/01/35	1,950,000
4,400,000	MS St Business Fin Co (Chevron USA Inc) Ser 2010 I	0.010	11/01/35	4,400,000
1,900,000	MS St Business Fin Co (Chevron USA Inc) Ser 2010 L	0.030	11/01/35	1,900,000
8,250,000	MS St Business Fin CO (Chevron USA Inc) Ser 2010 J	0.040	11/01/35	8,250,000
1,710,000	Southwestern IL Dev Auth (Mattingly Lumber) Ser 2005 B (LOC: First Bank, FHLMC)	0.200	12/01/35	1,710,000
1,525,000	JJB Properties LLC (Rental Property) Ser 2006 (LOC: Arvest Bank, FHLMC)	0.130	01/01/36	1,525,000
795,000	Springside Corp. Exchange Partners I LLC	0.150	02/01/36	795,000
3,395,000	Manhattan Christian College, Inc.	0.200	05/01/36	3,395,000
2,215,000	Southwestern OH Water Co. (The)	0.150	05/01/36	2,215,000
3,521,000	Mill Street Village LLC	0.290	01/01/37	3,521,000
5,455,000	Harvest Time Tabernacle, Inc.	0.200	08/01/37	5,455,000
1,000,000	BJ Financing LLC	0.150	12/01/37	1,000,000
1,800,000	Grace Evangelical Lutheran Church	0.200	02/01/38	1,800,000
1,635,000	Pickerington Church of the Nazarene	0.200	07/01/38	1,635,000
270,000	CO St Edl & Cultural Northwestern Ser 2008 B (LOC: BMO Harris Bank NA)	0.180	08/01/38	270,000
6,400,000	Chatom AL IDB Powersouth Energy Coop Ser 2011 A (SPA: National Rural Utilities Finance)	0.500	11/15/38	6,400,000
2,955,000	Orthopedic Hospital of Wisconsin LLC (LOC: BMO)	0.150	03/01/39	2,955,000
5,000,000	CA St Hlth Facs Fing A Txbl Variable Social Model Rec Ser 2014 (LOC: Preferred Bank)	0.200	04/01/39	5,000,000
20,165,000	East Baton Rouge Parish LA IDB (ExxonMobil Proj) Ser 2010 B	0.040	12/01/40	20,165,000
2,180,000	New York HFA (West 37Th Street) Ser 2008 (LIQ: FHLMC)	0.070	05/01/42	2,180,000
1,720,000	Corporate Finance Managers, Inc. Ser B	0.150	02/02/43	1,720,000
1,900,000	Blue Mountain Enterprises LLC Ser 2013	0.160	09/01/43	1,900,000
2,355,000	Partisan Property, Inc. Ser 2014	0.160	09/01/44	2,355,000
14,710,000	Montgomery Co OH Rev (Miami Valley Hospital) Ser 2014 C (SPA: Barclays Bank PLC)	0.010	11/15/45	14,710,000
3,980,000	Schreiber Capital Co. LLC Ser 2006	0.150	04/01/46	3,980,000
3,190,000	Helmholdt Capital LLC Ser 2007	0.200	04/01/47	3,190,000
10,000,000	Monroe Co GA Dev Auth Poll Control Rev (GA Pwr Co Scherer Proj) Ser 2008	0.040	11/01/48	10,000,000
2,268,000	E Baton Rouge Parish LA (ExxonMobil Proj Gulf) Ser 2011 D	0.040	12/01/51	2,268,000
10,040,000	OSL Santa Rosa Fountaingrove LLC Ser 2012	0.130	02/01/52	10,040,000
2,700,000	YMCA of Northwoods (The)	0.200	05/01/54	2,700,000
1,120,000	AM Investment Partners LLC MI	0.200	06/01/56	1,120,000
	Total Variable Rate Demand Notes			$351,867,498

24

Touchstone Institutional Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Commercial Paper — 22.1%
$26,200,000	ADP(B)	0.030%	10/01/14	$26,200,000
14,700,000	Du Pont(B)	0.060	10/02/14	14,699,976
15,000,000	NSTAR Electric Co.(B)	0.130	10/02/14	14,999,946
14,000,000	Washington Gas & Light Co.(B)	0.100	10/02/14	13,999,961
6,500,000	NSTAR Electric Co.(B)	0.140	10/03/14	6,499,949
25,000,000	Toronto Dominion Holdings(B)	0.060	10/03/14	24,999,917
15,000,000	NSTAR Electric Co.(B)	0.130	10/06/14	14,999,729
16,000,000	Washington Gas & Light Co.(B)	0.100	10/06/14	15,999,778
25,000,000	Bank of Tokyo-Mit UFJ(B)	0.100	10/14/14	24,999,097
20,000,000	National Rural Utilities(B)	0.090	10/15/14	19,999,300
12,000,000	PNC Bank N.A.	0.310	01/16/15	12,000,000
	Total Commercial Paper			$189,397,653

	U.S. Government Agency Obligations — 13.2%
500,000	Federal Agricultural Mortgage Corp.	2.820	12/30/14	503,149
10,500,000	Overseas Private Investment Corp.(A)#	0.390	05/02/15	10,517,053
2,112,069	Overseas Private Investment Corp.(A)(C)	0.110	03/15/17	2,112,069
20,000,000	Overseas Private Investment Corp.(A)(C)	0.110	06/15/17	20,000,000
3,500,000	Overseas Private Investment Corp.(A)(C)	0.110	10/20/17	3,500,000
2,265,000	Overseas Private Investment Corp.(A)(C)	0.110	12/15/19	2,265,000
9,006,166	Overseas Private Investment Corp.(A)(C)	0.110	01/15/21	9,006,166
6,686,400	Overseas Private Investment Corp.(A)(C)	0.110	01/15/21	6,686,400
6,500,000	Overseas Private Investment Corp.(A)(C)	0.110	09/15/22	6,500,000
5,333,333	Overseas Private Investment Corp.(A)(C)	0.110	03/15/24	5,333,333
4,852,843	Overseas Private Investment Corp.(A)(C)	0.110	03/15/24	4,852,843
1,666,667	Overseas Private Investment Corp.(A)(C)	0.110	03/15/24	1,666,667
6,842,098	Overseas Private Investment Corp.(A)(C)	0.110	06/15/24	6,842,098
6,700,000	Overseas Private Investment Corp.(A)(C)	0.110	09/30/31	6,700,000
4,700,000	Overseas Private Investment Corp.(A)(C)	0.110	09/30/31	4,700,000
4,500,000	Overseas Private Investment Corp.(A)(C)	0.110	09/30/31	4,500,000
4,000,000	Overseas Private Investment Corp.(A)(C)	0.110	09/30/31	4,000,000
3,400,000	Overseas Private Investment Corp.(A)(C)	0.110	09/30/31	3,400,000
2,750,000	Overseas Private Investment Corp.(A)(C)	0.110	09/30/31	2,750,000
3,270,000	Overseas Private Investment Corp.(A)(C)	0.110	10/15/33	3,270,000
4,500,000	Overseas Private Investment Corp.(A)(C)	0.110	06/15/34	4,500,000
	Total U.S. Government Agency Obligations			$113,604,778

	Corporate Bonds — 13.0%
400,000	Wells Fargo & Co. MTN	3.750	10/01/14	400,000
6,900,000	Royal Bank of Canada	1.450	10/30/14	6,906,594
5,500,000	International Business Machines Corp.	0.875	10/31/14	5,503,041
485,000	General Electric Capital Corp.	3.750	11/14/14	487,041
5,750,000	Standard Chartered PLC MTN 144a	5.500	11/18/14	5,789,073
8,628,000	US BanCorp. MN MTN	2.875	11/20/14	8,658,331
3,500,000	Bank of New York Mellon Corp. (The) MTN	1.700	11/24/14	3,503,150
3,000,000	Canadian Imperial Bank of Commerce/Canada 144a	1.500	12/12/14	3,007,733
3,350,000	Caterpillar Financial Services Corp. MTN	1.125	12/15/14	3,356,138
900,000	General Electric Capital Corp.	2.150	01/09/15	904,622
1,625,000	Bank of Nova Scotia (The)	1.850	01/12/15	1,632,281
16,173,000	ConocoPhillips	4.600	01/15/15	16,368,967
1,000,000	Credit Suisse USA, Inc.	4.875	01/15/15	1,012,893
4,950,000	EI du Pont DE Nemours & Co.	3.250	01/15/15	4,991,803

25

Touchstone Institutional Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Corporate Bonds — 13.0% (Continued)
$1,478,000	UBS AG/Stamford CT	3.875%	01/15/15	$1,492,875
2,279,000	Bank of Nova Scotia	3.400	01/22/15	2,300,820
2,900,000	Bank of Tokyo-Mitsubishi UFJ Ltd (The) 144a	3.850	01/22/15	2,930,718
3,500,000	National Rural Utilities Cooperative Finance Corp.	1.000	02/02/15	3,507,619
15,700,000	HSBC USA, Inc. MTN	2.375	02/13/15	15,818,276
2,840,000	Procter & Gamble Co. (The) MTN	3.500	02/15/15	2,873,578
5,900,000	Toyota Motor Credit Corp. MTN	1.000	02/17/15	5,916,977
900,000	Bank of New York Mellon Corp. (The) MTN	1.200	02/20/15	902,573
1,000,000	Arden Realty LP	5.250	03/01/15	1,008,148
8,290,000	US BanCorp./MN MTN	3.150	03/04/15	8,389,977
1,800,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 144a	3.200	03/11/15	1,822,921
1,300,000	Credit Suisse/New York MTN	3.500	03/23/15	1,319,201
600,000	Caterpillar Financial Services Corp.	1.050	03/26/15	602,179
	Total Corporate Bonds			$111,407,529

	Certificates of Deposit — 3.2%
12,500,000	Bank of Nova Scotia/Houston(C)	0.240	02/25/15	12,500,000
7,000,000	Canadian Imperial Bank of Commerce/New York NY(C)	0.214	03/20/15	7,000,000
7,850,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY (Netherlands)(C)	0.254	07/17/15	7,850,000
	Total Certificates of Deposit			$27,350,000

	Municipal Bonds — 2.2%
2,145,000	Dallas TX Wtrwks & Swr Sys Rev Txbl Ref Ser 2012 B	0.595	10/01/14	2,145,000
3,080,000	American Muni Pwr-Ohio, Inc. OH BANS Ser 2013	1.000	10/23/14	3,080,372
1,950,000	Bristol CT Txbl BANS UTGO Ser 2014	1.000	10/27/14	1,950,485
3,200,000	Fishers Indl Redev Dist BANS Revenue Notes Ser 2012	0.750	12/06/14	3,201,428
500,000	NC St HFA Ser 2014	0.488	01/01/15	500,000
2,900,000	Franklin Co OH Spl Oblg Txbl BANS Stadium Fac Proj Revenue Notes Ser 2014	0.800	03/05/15	2,904,903
1,750,000	Riverside OH Rev BANS Txbl Bldg Acquistion Revenue Notes Ser 2014	1.250	04/23/15	1,754,845
1,435,000	Westerville OH (Spl Oblg) Non Txbl NTS Revenue Notes Ser 2014	0.350	05/05/15	1,435,000
1,955,000	MS St Business Fin Co Coast Elec Pwr Assn C Rmkt Ser 2013 (SPA: Natl Rural Util Coop Fin)	0.350	05/01/37	1,955,000
	Total Municipal Bonds			$18,927,033

	Repurchase Agreement — 5.2%
44,300,000	BMO Capital, 0.05%, dated 9/30/14, matures on 10/01/14, repurchase price $44,300,006 (collateralized by various U.S. Treasury Notes, ranging in par value from $1,272,100 - $3,518,800, 0.000% - 6.125%, 10/16/14 - 08/15/43, total market value $45,186,084)	0.005	10/01/14	44,300,000

	Total Investment Securities —99.9%
	(Cost $856,854,491)			$856,854,491

	Other Assets in Excess of Liabilities — 0.1%			566,137

	Net Assets — 100.0%			$857,420,628

26

Touchstone Institutional Money Market Fund (Continued)

(A)	Demand Feature - Maturities shown are the final maturities, not the date on which principal could be recovered through the demand feature.

(B)	Rate reflects yield at the time of purchase.

(C)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2014.

#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.

Portfolio Abbreviations:

BANS - Bond Anticipation Notes

CDA - Communities Development Authority

EDR - Economic Development Revenue

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

HFA - Housing Finance Agency

IDA - Industrial Development Authority/Agency

IDB - Industrial Development Board

IDR - Industrial Development Revenue

LIQ - Liquidity Facility

LLC - Limited Liability Company

LOC - Letter of Credit

MTN - Medium Term Note

SPA - Stand-by Purchase Agreement

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities were valued at $18,050,445 or 2.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

27

Touchstone Institutional Money Market Fund (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$351,867,498	$—	$351,867,498
Commercial Paper	—	189,397,653	—	189,397,653
U.S. Government Agency Obligations	—	113,604,778	—	113,604,778
Corporate Bonds	—	111,407,529	—	111,407,529
Certificates of Deposit	—	27,350,000	—	27,350,000
Municipal Bonds	—	18,927,033	—	18,927,033
Repurchase Agreement	—	44,300,000	—	44,300,000
				$856,854,491

See accompanying Notes to Financial Statements.

28

Portfolio of Investments

Touchstone Money Market Fund – September 30, 2014

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Variable Rate Demand Notes(A) — 46.3%
$600,000	Pittsburgh Technical Institute US Domestic Ser 1999	0.150%	10/01/15	$600,000
1,130,000	Plymouth WI IDR (Wis Plastic Prods Inc Proj) Ser 1998 (LOC: Bank First National)	0.100	05/01/18	1,130,000
1,095,000	Livingston Co NY IDA Ref Red/Nicholas Ser 2007 B (LOC: HSBC Bank USA NA)	0.150	07/01/19	1,095,000
1,370,000	St Ann's Medical Office Building II LP US Domestic Ser 1998	0.170	11/01/19	1,370,000
940,000	Yuengling Beer Co., Inc. Priv Placement Ser 1999	0.220	11/01/19	940,000
1,205,000	CMW Real Estate LLC US Domestic Ser 2000	0.160	06/01/20	1,205,000
590,000	Stonehedge Enterprises, Inc. US Domestic Ser 2000	0.170	01/04/21	590,000
100,000	WA St Hsg Fin Commission Brittany Pk Ser 1998 B (LIQ: FNMA)	0.140	11/01/21	100,000
1,041,000	Progress Industrial Properties, Inc. US Domestic Ser 2002	0.150	01/01/22	1,041,000
700,000	Mason City Clinic PC US Domestic Ser 1992	0.240	09/01/22	700,000
300,000	Rise, Inc. Mesa AZ US Domestic Ser 2002	0.200	11/01/22	300,000
2,878,900	Campus Research Corp. US Domestic Ser 2002	0.150	06/01/23	2,878,900
430,000	Dick Masheter Ford, Inc. US Domestic Ser 2003	0.170	07/01/23	430,000
292,000	WAI Enterprises LLC Ser 2004	0.300	06/01/24	292,000
409,000	Fitch Denny Funeral Home, Inc. Ser 2004	0.290	09/01/24	409,000
1,765,000	St James Properties Ltd. Priv Placement Ser 2004	0.300	12/01/24	1,765,000
225,000	NY City NY IDA N Y Congregational Ser 2006 B (LOC: HSBC Bank USA NA)	1.370	02/01/25	225,000
3,950,000	Jeff Wyler Automotive Family, Inc. Priv Placement Ser 2006	0.300	01/04/27	3,950,000
2,480,000	Chelwood LP Ser 2013	0.130	03/20/27	2,480,000
1,805,000	VT St Edl & Hlth Bldg (Brattleboro Mem Hosp Proj) Ser 2008 A (LOC: TD Banknorth NA)	0.020	10/01/28	1,805,000
7,185,000	KS City MO Tax Incr Rev Blue Ridge Mall Tax Allocation Ser 2005 (LOC: BMO Harris Bank NA)	0.130	11/01/28	7,185,000
2,764,000	M&P Richfield LLC Ser 2001	0.150	11/01/28	2,764,000
730,000	CA St Infrastructure & Studio Moulding Ser 2001 B (LOC: Comerica Bank)	0.250	12/01/28	730,000
1,160,000	Tennis For Charity, Inc. OH Ser 2004 (LOC: JP Morgan Chase Bank NA)	0.090	12/01/29	1,160,000
5,035,000	Flamingo Enterprises, Inc. US Domestic Ser 2008	0.250	05/01/30	5,035,000
2,180,000	TP Racing LLLP US Domestic Ser 2000	0.130	06/01/30	2,180,000
550,000	Alameda Co CA IDA Plastikon Inds B Ser 2013 (LOC: Comerica Bank)	0.170	07/01/30	550,000
4,100,000	MS St Business Fin Co (Chevron USA Inc Proj) Ser 2007 A	0.040	12/01/30	4,100,000
490,000	Springfield MO IDA DMP Pptys LLC Ser 2010 (LOC: Guaranty Bank/FHLB)	0.160	12/01/30	490,000
1,245,000	Montgomery Co PA Redev Auth Kingswood Apts Pj A T1 Ser 2001 (LIQ: FNMA)	0.130	08/15/31	1,245,000
200,000	Allen Co OH Hosp Facs Rev Catholic Healthcare Ser 2008 A (LOC: Bank of America NA)	0.060	10/01/31	200,000
5,700,000	OH St Hgr Edu Fac Rev (Case Western Reserve University Proj) Ser 2002 A (SPA: Wells Fargo NA)	0.020	10/01/31	5,700,000
600,000	Sheboygan Falls WI Industrial Rev Adj Dev Htt Inc Proj Ser A Ser 2007 (LOC: U.S. Bank NA)	0.160	01/01/32	600,000
695,000	486 Lesser Street LLC Ser 2007	0.130	02/01/32	695,000
1,530,000	KS St Dev Fin Auth Rev (Indl Dlr Bldg Proj) Ser 2009 O (LOC: Great Western Bank)	0.320	09/01/32	1,530,000
4,875,000	Andrew W Mellon Foundation Ser 2008	0.120	12/01/32	4,875,000
5,732,000	Hart Family Holdings LLC	0.130	12/01/32	5,732,000
9,000,000	Lexington Financial Services LLC US Domestic Ser 2008	0.200	01/01/33	9,000,000
2,420,000	First Christian Church Of Florissant US Domestic Ser 2008	0.150	01/01/34	2,420,000
3,700,000	NY Subser Ser 2004 H 1 (LOC: Bank of NY Mellon)	0.030	03/01/34	3,700,000
2,060,000	Allen Co OH Hosp Facs Rev Catholic Healthcare Ser 2010 C (LOC: Union Bank NA)	0.030	06/01/34	2,060,000
2,350,000	D&I Properties LLC US Domestic Ser 2004	0.130	11/01/34	2,350,000
7,500,000	Westchester Co NY Hlthcare Sr Lien Ser 2010 D (LOC: TD Bank NA)	0.080	11/01/34	7,500,000
805,000	WA St Hsg Fin Commission Mallard Lakes Ser 2002 B (LIQ: FNMA)	0.140	05/15/35	805,000
5,600,000	MS St Business Fin CO Chevron USA Inc Ser 2010 L	0.030	11/01/35	5,600,000
3,800,000	New York NY UTGO Ser 2013 (LOC: Bank Of NY Mellon Trust)	0.030	04/01/36	3,800,000
505,000	CA St Infrastructure & Tobinworld Proj Ser 2007 B (LOC: Comerica Bank)	0.250	11/01/36	505,000

29

Touchstone Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Variable Rate Demand Notes(A) — 46.3% (Continued)
$1,821,000	Mill Street Village LLC Ser 2006	0.290%	01/01/37	$1,821,000
930,000	WA St Hsg Fin Commission Vintage Proj Ser 2003 B (LIQ: FNMA)	0.100	01/15/37	930,000
4,030,000	Keep Memory Alive Ser 2013	0.110	05/01/37	4,030,000
1,350,000	WA St Hsg Fin Commission Highlander Apts B Ser 2004 (LIQ: FHLMC)	0.150	05/01/37	1,350,000
4,615,000	Sarasota Co FL Public Hosp D Ref Sarasota Mem Hosp Ser 2008 A (LOC: Northern Trust Company)	0.010	07/01/37	4,615,000
245,000	LA Crosse WI IDR (G G P Inc Proj) Ser 2007 B (LOC: Wells Fargo Bank NA)	0.200	08/01/37	245,000
5,260,000	OSF Finance Co. LLC US Domestic Ser 2007	0.110	12/01/37	5,260,000
2,500,000	Chatom AL IDB Powersouth Energy Coop Ser 2011 A (SPA: National Rural Utilities Finance)	0.500	11/15/38	2,500,000
8,200,000	OH St Hgr Edl Fac Comm (Hosp Cleveland Clinic Hlth Sys) (LIQ: Bank of NY Mellon Trust) Ser 2013	0.010	01/01/39	8,200,000
2,600,000	OH St Hgr Edl Fac Comm Hosp Cleveland Clinic Hlth Sys Ser 2013 (LIQ: Bank of NY Mellon Trust)	0.030	01/01/39	2,600,000
1,530,000	Orthopedic Hospital of Wisconsin LLC (LOC: BMO)	0.150	03/01/39	1,530,000
35,000	Montgomery Co OH Rev Miami VY Hosp Ser 2011 C (SPA: Wells Fargo Bank NA)	0.010	11/15/39	35,000
1,600,000	Partisan Property, Inc. US Domestic Ser 2014	0.160	09/01/44	1,600,000
3,820,000	Schreiber Capital Co. LLC US Domestic Ser 2006	0.150	04/01/46	3,820,000
5,000,000	MI St Fin Auth Rev Sch Ln Ser 2010 B (LOC: Bank of Montreal)	0.120	09/01/50	5,000,000
950,000	MBE Investment Co. LLC US Domestic Ser 2001	0.200	02/01/51	950,000
1,200,000	YMCA of Northwoods (The)	0.200	05/01/54	1,200,000
	Total Variable Rate Demand Notes			$151,502,900

	U.S. Government Agency Obligations — 20.5%
3,085,000	Overseas Private Investment Corp.(A)#	0.390	05/02/15	3,090,010
2,172,413	Overseas Private Investment Corp.(A)(B)	0.110	03/15/17	2,172,413
1,724,134	Overseas Private Investment Corp.(A)(B)	0.110	03/15/17	1,724,134
6,000,000	Overseas Private Investment Corp.(A)(B)	0.110	06/15/17	6,000,000
6,000,000	Overseas Private Investment Corp.(A)(B)	0.110	06/15/17	6,000,000
1,500,000	Overseas Private Investment Corp.(A)(B)	0.110	10/20/17	1,500,000
2,000,000	Overseas Private Investment Corp.(A)(B)	0.110	12/16/19	2,000,000
6,000,000	Overseas Private Investment Corp.(A)(B)	0.110	09/15/20	6,000,000
3,000,000	Overseas Private Investment Corp.(A)(B)	0.110	09/15/22	3,000,000
2,426,422	Overseas Private Investment Corp.(A)(B)	0.110	03/15/24	2,426,422
10,500,000	Overseas Private Investment Corp.(A)(B)	0.110	07/15/25	10,500,000
2,940,000	Overseas Private Investment Corp.(A)(B)	0.110	05/15/30	2,940,000
2,300,000	Overseas Private Investment Corp.(A)(B)	0.110	09/30/31	2,300,000
1,900,000	Overseas Private Investment Corp.(A)(B)	0.110	09/30/31	1,900,000
1,350,000	Overseas Private Investment Corp.(A)(B)	0.110	09/30/31	1,350,000
9,273,504	Overseas Private Investment Corp.(A)(B)	0.110	10/15/32	9,273,504
5,100,000	Overseas Private Investment Corp.(A)(B)	0.110	06/15/34	5,100,000
	Total U.S. Government Agency Obligations			$67,276,483

	Corporate Bonds — 17.2%
4,450,000	Royal Bank of Canada	1.450	10/30/14	4,454,293
2,450,000	International Business Machines Corp.	0.875	10/31/14	2,451,353
500,000	General Electric Capital Corp.	3.750	11/14/14	502,109
150,000	Toyota Motor Credit Corp. MTN	1.250	11/17/14	150,191
2,550,000	Standard Chartered PLC (Great Britain) MTN 144a	5.500	11/18/14	2,567,440
3,905,000	US BanCorp. MN MTN	2.875	11/20/14	3,918,727
1,500,000	Bank of New York Mellon Corp. (The) MTN	1.700	11/24/14	1,501,350
1,200,000	Canadian Imperial Bank of Commerce/Canada 144a	1.500	12/12/14	1,203,093
1,750,000	Caterpillar Financial Services Corp. MTN	1.125	12/15/14	1,753,220

30

Touchstone Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date		Value

	Corporate Bonds — 17.2% (Continued)
$3,075,000	Bank of Nova Scotia	1.850%	01	/12/15	$3,088,254
7,923,000	ConocoPhillips	4.600	01	/15/15	8,018,968
1,143,000	Credit Suisse USA, Inc.	4.875	01	/15/15	1,157,846
1,300,000	EI du Pont DE Nemours & Co.	3.250	01	/15/15	1,310,919
1,179,000	UBS AG/Stamford CT (Switzerland)	3.875	01	/15/15	1,190,956
600,000	Bank of Nova Scotia	3.400	01	/22/15	605,809
1,500,000	Bank of Tokyo-Mitsubishi UFJ Ltd (The) (Japan) 144a	3.850	01	/22/15	1,515,889
1,900,000	National Rural Utilities Cooperative Finance Corp.	1.000	02	/02/15	1,904,136
350,000	International Business Machines Corp.	0.550	02	/06/15	350,420
7,830,000	HSBC USA, Inc. MTN	2.375	02	/13/15	7,889,021
2,214,000	Procter & Gamble Co. (The) MTN	3.500	02	/15/15	2,240,195
2,400,000	Toyota Motor Credit Corp. MTN	1.000	02	/17/15	2,406,899
345,000	Bank of New York Mellon Corp. (The) MTN	1.200	02	/20/15	345,986
300,000	Arden Realty LP	5.250	03	/01/15	302,444
3,760,000	US BanCorp. MN MTN	3.150	03	/04/15	3,805,346
680,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 144a	3.200	03	/11/15	688,660
600,000	Credit Suisse/New York NY (Switzerland) MTN	3.500	03	/23/15	608,862
300,000	Caterpillar Financial Services Corp.	1.050	03	/26/15	301,090
100,000	Caterpillar Financial Services Corp. MTN	1.100	05	/29/15	100,544
	Total Corporate Bonds				$56,334,020

	Commercial Paper — 9.4%
3,300,000	ADP(C)	0.030	10	/01/14	3,300,000
10,000,000	Bank of Toyko- Mit UFJ(C)	0.100	10	/01/14	10,000,000
5,000,000	NSTAR Electric(C)	0.130	10	/02/14	4,999,982
8,000,000	NSTAR Electric(C)	0.130	10	/06/14	7,999,856
4,500,000	PNC Bank N.A.(C)	0.310	01	/16/15	4,500,000
	Total Commercial Paper				$30,799,838

	Certificates of Deposit — 4.2%
6,000,000	Bank of Nova Scotia/Houston(B)	0.240	02	/25/15	6,000,000
3,900,000	Canadian Imperial Bank of Commerce/New York NY(B)	0.214	03	/20/15	3,900,000
3,800,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY (Netherlands)(B)	0.254	07	/17/15	3,800,000
	Total Certificates of Deposit				$13,700,000

	Municipal Bonds — 2.5%
1,300,000	American Muni Pwr, Inc. BANS Ser 2013	1.000	10	/23/14	1,300,157
900,000	Bristol CT Txbl BANS UTGO Ser 2014	1.000	10	/27/14	900,224
1,000,000	Fishers Indl Redev Dist Co O BANS Revenue Notes Ser 2012	0.750	12	/06/14	1,000,446
1,375,000	Avon OH Wtr Sys Impt Rev BANS Txbl Rev Notes Ser 2014	1.000	02	/05/15	1,377,140
620,000	Loveland OH (Spl Oblig) Txbl NTS Downtown Rev Notes Ser 2014	3.000	02	/10/15	623,312
1,350,000	Franklin Co OH (Spl Oblg) BANS (Stadium Fac Proj) Ser 2014	0.800	03	/05/15	1,352,282
1,200,000	Upper Arlington OH Txbl Land Acq LTGO Ser 2014	0.300	04	/15/15	1,200,000
600,000	Westerville OH (Spl Oblg) Non Txbl Rev Notes Ser 2014	0.350	05	/05/15	600,000
	Total Municipal Bonds				$8,353,561

31

Touchstone Money Market Fund (Continued)

Value

Total Investment Securities —100.1%
(Cost $327,966,802)	$327,966,802

Liabilities in Excess of Other Assets — (0.1%)	(491,173)

Net Assets — 100.0%	$327,475,629

(A)	Demand Feature - Maturities shown are the final maturities, not the date on which principal could be recovered through the demand feature.

(B)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2014.

(C)	Rate reflects yield at the time of purchase.

#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.

Portfolio Abbreviations:

BANS - Bond Anticipation Notes

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

IDA - Industrial Development Authority/Agency

IDB - Industrial Development Board

IDR - Industrial Development Revenue

LIQ - Liquidity Facility

LLC - Limited Liability Company

LOC - Letter of Credit

LP - Limited Partnership

LTGO - Limited Tax General Obligation

MTN - Medium Term Note

SPA - Stand-by Purchase Agreement

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities were valued at $5,975,082 or 1.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

32

Touchstone Money Market Fund (Continued)

OtherInformation:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Variable Rate Demand Notes	$—	$151,502,900	$—	$151,502,900
U.S. Government Agency Obligations	—	67,276,483	—	67,276,483
Corporate Bonds	—	56,334,020	—	56,334,020
Commercial Paper	—	30,799,838	—	30,799,838
Certificates of Deposit	—	13,700,000	—	13,700,000
Municipal Bonds	—	8,353,561	—	8,353,561
				$327,966,802

See accompanying Notes to Financial Statements.

33

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34

Statements of Assets and Liabilities

September 30, 2014

			Touchstone		Touchstone
	Touchstone	Touchstone	Institutional		Money
	Active Bond	High Yield	Money Market		Market
	Fund	Fund	Fund		Fund
Assets
Investments, at cost	$102,637,523	$290,775,781	$856,854,491		$327,966,802
Affiliated securities, at market value	$4,371,849	$1,558,986	$—		$—
Non-affiliated securities, at market value	100,668,434	291,590,876	812,554,491	(B)	327,966,802	(B)
Repurchase Agreement	—	—	44,300,000	(B)	—
Investments, at market value (A)	$105,040,283	$293,149,862	$856,854,491	(B)	$327,966,802	(B)
Cash	—	—	75,200		58,055
Dividends and interest receivable	831,380	4,970,935	883,769		437,436
Receivable for capital shares sold	103,786	494,864	16,480,002		227,423
Receivable for investments sold	651,420	7,351,755	8,406,487		3,812,834
Receivable for securities lending income	241	389	—		—
Receivable from Investment Advisor	—	—	—		42,998
Other assets	29,870	21,549	5,940		10,591
Total Assets	106,656,980	305,989,354	882,705,889		332,556,139

Liabilities
Dividends payable	—	—	77		7
Payable for return of collateral for securities on loan	654,381	3,768,387	—		—
Payable for capital shares redeemed	52,638	782,706	16,728,309		72,168
Payable for investments purchased	1,000,836	6,966,870	8,411,013		4,831,336
Payable to Investment Advisor	30,131	125,200	98,400		—
Payable to other affiliates	5,235	69,087	423		43,511
Payable to Trustees	3,051	3,051	3,051		3,051
Other accrued expenses and liabilities	109,489	139,747	43,988		130,437
Total Liabilities	1,855,761	11,855,048	25,285,261		5,080,510

Net Assets	$104,801,219	$294,134,306	$857,420,628		$327,475,629

Net assets consist of:
Paid-in capital	$177,210,923	$287,329,825	$857,454,701		$327,477,476
Accumulated net investment income (loss)	138,939	60,870	2		(7)
Accumulated net realized gains (losses) on investments	(74,951,403)	4,369,530	(34,075)		(1,840)
Net unrealized appreciation on investments	2,402,760	2,374,081	—		—
Net Assets	$104,801,219	$294,134,306	$857,420,628		$327,475,629

(A)Includes market value of securities on loan of:	$632,257	$3,569,880	$—		$—
(B)Valued at amortized cost.

See accompanying Notes to Financial Statements.

35

Statements of Assets and Liabilities (Continued)

			Touchstone
	Touchstone	Touchstone	Institutional	Touchstone
	Active Bond	High Yield	Money Market	Money Market
	Fund	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$28,919,927	$39,671,179	$—	$65,530,527
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	2,767,158	4,451,388	—	65,534,547
Net asset value and redemption price per share*	$10.45	$8.91	$—	$1.00
Maximum sales charge - Class A Shares	4.75%	4.75%	—	—
Maximum offering price per share
(100%/(100%-maximum sales charge) of net asset value
adjusted to the nearest cent) per share - Class A Shares	$10.97	$9.35	$—	$—

Pricing of Class C Shares
Net assets applicable to Class C shares	$8,724,590	$32,163,334	$—	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	896,717	3,615,870	—	—
Net asset value, offering price per share**	$9.73	$8.90	$—	$—

Pricing of Class S Shares
Net assets applicable to Class S shares	$—	$—	$—	$261,945,102
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	—	—	—	261,976,041
Net asset value, offering price and redemption price per share	$—	$—	$—	$1.00

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$59,763,644	$166,071,351	$—	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	5,720,800	18,178,679	—	—
Net asset value, offering price and redemption price per share	$10.45	$9.14	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$7,393,058	$56,228,442	$857,420,628	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	707,962	6,159,445	857,445,900	—
Net asset value, offering price and redemption price per share	$10.44	$9.13	$1.00	$—

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a no-load $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

36

Statements of Operations

For the Year Ended September 30, 2014

			Touchstone	Touchstone
	Touchstone	Touchstone	Institutional	Money
	Active Bond	High Yield	Money	Market
	Fund	Fund	Market Fund	Fund
Investment Income
Dividends from affiliated securities	$349	$329	$—	$—
Dividends from non-affiliated securities	110,978	—	—	—
Interest	3,952,520	19,504,724	1,263,468	554,619
Income from securities loaned	510	18,538	—	—
Total Investment Income	4,064,357	19,523,591	1,263,468	554,619
Expenses
Investment advisory fees	525,290	1,668,225	1,422,062	1,293,881
Administration fees	169,824	524,660	1,177,650	485,006
Compliance fees and expenses	1,681	1,681	1,681	1,681
Custody fees	12,991	17,213	48,261	9,913
Professional fees	36,404	31,871	43,607	26,391
Transfer Agent fees, Class A	43,124	58,940	—	46,106
Transfer Agent fees, Class C	10,644	26,221	—	—
Transfer Agent fees, Class S	—	—	—	247,232
Transfer Agent fees, Class Y	57,113	84,088	—	—
Transfer Agent fees, Institutional Class	116	3,106	2,676	—
Registration fees, Class A	15,460	22,301	—	16,779
Registration fees, Class C	12,357	13,695	—	—
Registration fees, Class S	—	—	—	7,482
Registration fees, Class Y	15,945	20,134	—	—
Registration fees, Institutional Class	13,464	6,306	18,111	—
Reports to Shareholders, Class A	12,182	9,124	—	9,248
Reports to Shareholders, Class C	9,311	8,937	—	—
Reports to Shareholders, Class S	—	—	—	40,083
Reports to Shareholders, Class Y	10,216	11,831	—	—
Reports to Shareholders, Institutional Class	8,272	7,178	10,395	—
Distribution expenses, Class A	78,775	134,662	—	143,248
Distribution expenses, Class C	95,692	340,852	—	—
Distribution expenses, Class S	—	—	—	855,408
Trustee fees	12,212	12,163	12,105	12,178
Other expenses	95,429	91,263	26,170	45,465
Total Expenses	1,236,502	3,094,451	2,762,718	3,240,101
Fees waived and/or reimbursed by the Advisor and/or Affiliates(A)	(421,423)	(207,481)	(1,570,585)	(2,715,291)
Net Expenses	815,079	2,886,970	1,192,133	524,810
Net Investment Income	3,249,278	16,636,621	71,335	29,809
Realized and Unrealized Gains on Investments
Net realized gains on investments	700,573	5,479,606	2,799	954
Net change in unrealized appreciation (depreciation) on
investments	745,062	39,541	—	—
Net Realized and Unrealized Gains on Investments	1,445,635	5,519,147	2,799	954
Change in Net Assets Resulting from Operations	$4,694,913	$22,155,768	$74,134	$30,763

(A)See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

37

Statements of Changes in Net Assets

	Touchstone		Touchstone
	Active Bond Fund		High Yield Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013
From Operations
Net investment income	$3,249,278	$4,474,532	$16,636,621	$21,057,890
Net realized gain on investments and foreign currency	700,573	1,681,053	5,479,606	5,867,420
Net change in unrealized appreciation (depreciation) on
investments and foreign currency transactions	745,062	(6,960,496)	39,541	(8,801,033)
Change in Net Assets from Operations	4,694,913	(804,911)	22,155,768	18,124,277
Distributions to Shareholders from:
Net investment income, Class A	(992,804)	(1,779,381)	(2,716,456)	(4,560,427)
Net investment income, Class C	(255,445)	(462,113)	(1,480,077)	(1,990,980)
Net investment income, Class S	—	—	—	—
Net investment income, Class Y	(1,932,446)	(2,553,942)	(9,529,837)	(12,282,719)
Net investment income, Institutional Class	(269,894)	(351,323)	(2,986,573)	(2,215,343)
Net realized gains, Class A	—	(810,978)	—	—
Net realized gains, Class C	—	(224,640)	—	—
Net realized gains, Class Y	—	(889,128)	—	—
Net realized gains, Institutional Class	—	(130,584)	—	—
Total Distributions	(3,450,589)	(7,202,089)	(16,712,943)	(21,049,469)

Net Increase (Decrease) from Share Transactions(A)	(8,964,355)	(68,951,877)	(42,121,015)	(44,157,413)
Total Increase (Decrease) in Net Assets	(7,720,031)	(76,958,877)	(36,678,190)	(47,082,605)

Net Assets
Beginning of period	112,521,250	189,480,127	330,812,496	377,895,101
End of period	$104,801,219	$112,521,250	$294,134,306	$330,812,496
Accumulated Net Investment Income (Loss)	$138,939	$114,281	$60,870	$127,569

(A) For details of share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 40-43.

See accompanying Notes to Financial Statements.

38

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone
Institutional		Money
Money Market Fund		Market Fund
For the	For the	For the	For the
Year	Year	Year	Year
Ended	Ended	Ended	Ended
September 30,	September 30,	September 30,	September 30,
2014	2013	2014	2013

$71,335	$324,273	$29,809	$24,897
2,799	787	954	645

—	—	—	—
74,134	325,060	30,763	25,542

—	—	(5,366)	(3,160)
—	—	—	—
—	—	(24,446)	(21,738)
—	—	—	—
(71,589)	(324,129)	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(71,589)	(324,129)	(29,812)	(24,898)

305,244,935	63,821,339	42,731,794	63,563,863
305,247,480	63,822,270	42,732,745	63,564,507

552,173,148	488,350,878	284,742,884	221,178,377
$857,420,628	$552,173,148	$327,475,629	$284,742,884
$2	$256	$(7)	$(7)

39

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Active Bond Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2014		September 30, 2013
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	206,225	$2,158,105	381,258	$4,074,486
Reinvestment of distributions	82,472	861,860	206,008	2,201,711
Cost of Shares redeemed	(875,198)	(9,147,976)	(4,504,391)	(48,222,022)
Change from Class A Share Transactions	(586,501)	(6,128,011)	(3,917,125)	(41,945,825)
Class C
Proceeds from Shares issued	65,046	636,541	107,380	1,080,025
Reinvestment of distributions	16,495	160,568	46,387	463,124
Cost of Shares redeemed	(361,071)	(3,509,874)	(878,000)	(8,649,320)
Change from Class C Share Transactions	(279,530)	(2,712,765)	(724,233)	(7,106,171)
Class Y
Proceeds from Shares issued	1,655,395	17,345,317	2,782,604	29,805,708
Reinvestment of distributions	116,032	1,212,888	194,095	2,068,632
Cost of Shares redeemed	(1,760,277)	(18,375,811)	(4,481,992)	(47,586,201)
Change from Class Y Share Transactions	11,150	182,394	(1,505,293)	(15,711,861)
Institutional Class
Proceeds from Shares issued	179,038	1,874,156	118,033	1,251,963
Reinvestment of distributions	24,907	260,127	45,215	481,899
Cost of Shares redeemed	(233,058)	(2,440,256)	(557,036)	(5,921,882)
Change from Institutional Class Share Transactions	(29,113)	(305,973)	(393,788)	(4,188,020)

Change from Share Transactions	(883,994)	$(8,964,355)	(6,540,439)	$(68,951,877)

See accompanying Notes to Financial Statements.

40

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone High Yield Fund
For the Year		For the Year
Ended		Ended
September 30, 2014		September 30, 2013
Shares	Dollars	Shares	Dollars

1,082,596	$9,801,570	2,522,260	$22,830,357
227,822	2,066,163	395,838	3,556,098
(3,090,688)	(28,130,791)	(7,542,829)	(68,290,416)
(1,780,270)	(16,263,058)	(4,624,731)	(41,903,961)

459,789	4,183,086	775,949	7,004,964
128,970	1,167,418	161,133	1,442,847
(918,244)	(8,322,750)	(1,787,421)	(16,113,288)
(329,485)	(2,972,246)	(850,339)	(7,665,477)

6,227,784	57,886,926	8,990,010	83,051,878
575,053	5,340,178	752,108	6,902,027
(9,430,332)	(87,716,124)	(13,419,253)	(123,575,082)
(2,627,495)	(24,489,020)	(3,677,135)	(33,621,177)

860,123	7,978,864	4,886,719	44,848,332
309,376	2,872,784	234,644	2,146,850
(989,990)	(9,248,339)	(871,016)	(7,961,980)
179,509	1,603,309	4,250,347	39,033,202

(4,557,741)	$(42,121,015)	(4,901,858)	$(44,157,413)

41

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Institutional Money Market Fund
	For the Year		For the Year
	Ended		Ended
	September 30, 2014		September 30, 2013
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	—	$—	—	$—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change from Class A Share Transactions	—	—	—	—
Class S
Proceeds from Shares issued	—	—	—	—
Reinvestment of distributions	—	—	—	—
Cost of Shares redeemed	—	—	—	—
Change from Class S Share Transactions	—	—	—	—
Institutional Class
Proceeds from Shares issued	9,065,889,458	9,065,889,458	7,383,323,316	7,383,323,316
Reinvestment of distributions	65,353	65,353	324,170	324,170
Cost of Shares redeemed	(8,760,709,887)	(8,760,709,876)	(7,319,826,147)	(7,319,826,147)
Change from Institutional Class Share Transactions	305,244,924	305,244,935	63,821,339	63,821,339

Change from Share Transactions	305,244,924	$305,244,935	63,821,339	$63,821,339

See accompanying Notes to Financial Statements.

42

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Money Market Fund
For the Year		For the Year
Ended		Ended
September 30, 2014		September 30, 2013
Shares	Dollars	Shares	Dollars

81,465,850	$81,465,850	51,499,749	$51,499,749
5,328	5,328	3,021	3,021
(64,111,063)	(64,111,063)	(34,576,293)	(34,576,293)
17,360,115	17,360,115	16,926,477	16,926,477

289,803,405	289,803,405	358,072,635	358,072,635
24,209	24,209	21,508	21,508
(264,455,935)	(264,455,935)	(311,456,757)	(311,456,757)
25,371,679	25,371,679	46,637,386	46,637,386

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

42,731,794	$42,731,794	63,563,863	$63,563,863

43

Financial Highlights

Touchstone Active Bond Fund —Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014	2013	2012		2011	2010
Net asset value at beginning of period	$10.33	$10.89	$10.46		$10.41	$9.76
Income (loss) from investment operations:
Net investment income	0.32	0.30	0.30		0.39	0.39
Net realized and unrealized gains (losses) on investments	0.13	(0.38)	0.46		0.10	0.67
Total from investment operations	0.45	(0.08)	0.76		0.49	1.06
Distributions from:
Net investment income	(0.33)	(0.36)	(0.33)		(0.44)	(0.41)
Realized capital gains	—	(0.12)	—		—	—
Total distributions	(0.33)	(0.48)	(0.33)		(0.44)	(0.41)
Net asset value at end of period	$10.45	$10.33	$10.89		$10.46	$10.41
Total return(A)	4.41%	(0.85%)	7.47%		4.80%	11.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$28,920	$34,635	$79,208		$41,663	$44,107
Ratio to average net assets:
Net expenses	0.86%	0.83%	0.87%		0.90%	0.90%
Gross expenses	1.28%	1.18%	1.23%		1.28%	1.28%
Net investment income	2.99%	2.94%	2.72%		3.80%	3.91%
Portfolio turnover rate	281%	353%	525	%(B)	319%	370%

Touchstone Active Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014	2013	2012		2011	2010
Net asset value at beginning of period	$9.64	$10.20	$9.82		$9.80	$9.21
Income (loss) from investment operations:
Net investment income	0.21	0.20	0.22		0.30	0.31
Net realized and unrealized gains (losses) on investments	0.14	(0.35)	0.42		0.08	0.62
Total from investment operations	0.35	(0.15)	0.64		0.38	0.93
Distributions from:
Net investment income	(0.26)	(0.29)	(0.26)		(0.36)	(0.34)
Realized capital gains	—	(0.12)	—		—	—
Total distributions	(0.26)	(0.41)	(0.26)		(0.36)	(0.34)
Net asset value at end of period	$9.73	$9.64	$10.20		$9.82	$9.80
Total return(A)	3.65%	(1.55%)	6.59%		4.01%	10.32%
Ratios and supplemental data:
Net assets at end of period (000's)	$8,725	$11,337	$19,386		$7,503	$8,550
Ratio to average net assets:
Net expenses	1.61%	1.58%	1.62%		1.65%	1.65%
Gross expenses	2.15%	1.98%	2.10%		2.44%	2.09%
Net investment income	2.24%	2.19%	1.98%		3.04%	3.15%
Portfolio turnover rate	281%	353%	525	%(B)	319%	370%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of the Funds acquired on April 16, 2012 and September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

44

Financial Highlights (Continued)

Touchstone Active Bond Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

			Period
			Ended
	Year Ended		September
	September 30,		30,
	2014	2013	2012(A)
Net asset value at beginning of period	$10.32	$10.89	$10.69
Income (loss) from investment operations:
Net investment income	0.34	0.33	0.18
Net realized and unrealized gains (losses) on investments	0.15	(0.39)	0.19
Total from investment operations	0.49	(0.06)	0.37
Distributions from:
Net investment income	(0.36)	(0.39)	(0.17)
Realized capital gains	—	(0.12)	—
Total distributions	(0.36)	(0.51)	(0.17)
Net asset value at end of period	$10.45	$10.32	$10.89
Total return	4.78%	(0.60%)	3.46	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$59,764	$58,944	$78,575
Ratio to average net assets:
Net expenses	0.61%	0.58%	0.58	%(C)
Gross expenses	0.95%	0.88%	0.97	%(C)
Net investment income	3.24%	3.19%	2.97	%(C)
Portfolio turnover rate	281%	353%	525	%(D)

Touchstone Active Bond Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

			Period
			Ended
	Year Ended		September
	September 30,		30,
	2014	2013	2012(A)
Net asset value at beginning of period	$10.32	$10.89	$10.69
Income (loss) from investment operations:
Net investment income	0.35	0.34	0.18
Net realized and unrealized gains (losses) on investments	0.14	(0.39)	0.19
Total from investment operations	0.49	(0.05)	0.37
Distributions from:
Net investment income	(0.37)	(0.40)	(0.17)
Realized capital gains	—	(0.12)	—
Total distributions	(0.37)	(0.52)	(0.17)
Net asset value at end of period	$10.44	$10.32	$10.89
Total return	4.76%	(0.52%)	3.50	%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$7,393	$7,606	$12,311
Ratio to average net assets:
Net expenses	0.53%	0.50%	0.50	%(C)
Gross expenses	1.09%	0.95%	1.11	%(C)
Net investment income	3.32%	3.27%	3.05	%(C)
Portfolio turnover rate	281%	353%	525	%(D)

(A)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of the Funds acquired on April 16, 2012 and September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

45

Financial Highlights (Continued)

Touchstone High Yield Fund —Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014	2013	2012		2011	2010
Net asset value at beginning of period	$8.80	$8.90	$8.13		$8.60	$8.19
Income (loss) from investment operations:
Net investment income	0.45	0.51	0.57		0.66	0.75
Net realized and unrealized gains (losses) on investments	0.12	(0.10)	0.76		(0.43)	0.42
Total from investment operations	0.57	0.41	1.33		0.23	1.17
Distributions from:
Net investment income	(0.46)	(0.51)	(0.56)		(0.70)	(0.76)
Net asset value at end of period	$8.91	$8.80	$8.90		$8.13	$8.60
Total return(A)	6.54%	4.68%	16.80%		2.43%	14.90%
Ratios and supplemental data:
Net assets at end of period (000's)	$39,671	$54,845	$96,667		$111,888	$113,453
Ratio to average net assets:
Net expenses	1.03%	0.99%	0.99%		1.05%	1.05%
Gross expenses	1.14%	1.13%	1.10%		1.18%	1.20%
Net investment income	4.95%	5.60%	6.48%		7.59%	8.95%
Portfolio turnover rate	40%	47%	48	%(B)	62%	47%

Touchstone High Yield Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014	2013	2012		2011	2010
Net asset value at beginning of period	$8.79	$8.89	$8.12		$8.59	$8.18
Income (loss) from investment operations:
Net investment income	0.38	0.44	0.49		0.60	0.69
Net realized and unrealized gains (losses) on investments	0.12	(0.09)	0.78		(0.44)	0.41
Total from investment operations	0.50	0.35	1.27		0.16	1.10
Distributions from:
Net investment income	(0.39)	(0.45)	(0.50)		(0.63)	(0.69)
Net asset value at end of period	$8.90	$8.79	$8.89		$8.12	$8.59
Total return(A)	5.64%	3.92%	15.93%		1.67%	14.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$32,163	$34,661	$42,626		$23,485	$24,412
Ratio to average net assets:
Net expenses	1.78%	1.74%	1.80%		1.80%	1.80%
Gross expenses	1.86%	1.87%	1.92%		2.11%	1.97%
Net investment income	4.21%	4.86%	5.67%		6.83%	8.26%
Portfolio turnover rate	40%	47%	48	%(B)	62%	47%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of the Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

46

Financial Highlights (Continued)

Touchstone High Yield Fund —Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014	2013	2012		2011	2010
Net asset value at beginning of period	$9.01	$9.10	$8.30		$8.77	$8.34
Income (loss) from investment operations:
Net investment income	0.50	0.56	0.59		0.68	0.75
Net realized and unrealized gains (losses) on investments	0.12	(0.11)	0.79		(0.43)	0.46
Total from investment operations	0.62	0.45	1.38		0.25	1.21
Distributions from:
Net investment income	(0.49)	(0.54)	(0.58)		(0.72)	(0.78)
Net asset value at end of period	$9.14	$9.01	$9.10		$8.30	$8.77
Total return	6.91%	5.00%	17.10%		2.63%	15.16%
Ratios and supplemental data:
Net assets at end of period (000's)	$166,071	$187,463	$222,866		$35,339	$8,482
Ratio to average net assets:
Net expenses	0.74%	0.69%	0.75%		0.80%	0.80%
Gross expenses	0.78%	0.83%	0.86%		0.97%	0.96%
Net investment income	5.24%	5.90%	6.72%		7.64%	9.33%
Portfolio turnover rate	40%	47%	48	%(A)	62%	47%

Touchstone High Yield Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

			Period
			Ended
	Year Ended		September
	September 30, 2014		30,
	2014	2013	2012(B)
Net asset value at beginning of period	$9.00	$9.10	$8.88
Income (loss) from investment operations:
Net Investment income	0.49	0.54	0.43
Net realized and unrealized gains (losses) on investments	0.13	(0.09)	0.23
Total from investment operations	0.62	0.45	0.66
Distributions from:
Net Investment income	(0.49)	(0.55)	(0.44)
Net asset value at end of period	$9.13	$9.00	$9.10
Total return	6.99%	5.00%	7.66	%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$56,228	$53,844	$15,735
Ratio to average net assets:
Net expenses	0.68%	0.59%	0.65	%(D)
Gross expenses	0.75%	0.75%	0.95	%(D)
Net investment income	5.31%	6.00%	6.82	%(D)
Portfolio turnover rate	40%	47%	48	%(A)

(A)	Portfolio turnover excludes the purchases and sales of the Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.
(B)	Represents the period from commencement of operations (January 27, 2012) through September 30, 2012.
(C)	Not annualized.
(D)	Annualized.

See accompanying Notes to Financial Statements.

47

Financial Highlights (Continued)

Touchstone Institutional Money Market Fund —Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013		2012		2011		2010
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	—	(A)	0.001		0.001		0.002		0.003
Net realized gains (losses) on investments	—	(A)	—	(A)	(—	)(A)	—	(A)	(—)	(A)
Total from investment operations	—	(A)	0.001		0.001		0.002		0.003
Distributions from:
Net investment income	(—	)(A)	(0.001)		(0.001)		(0.002)		(0.003)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.07%		0.15%		0.20%		0.33%
Ratios and supplemental data:
Net assets at end of period (000's)	$857,421		$552,173		$488,351		$377,572		$299,856
Ratio to average net assets:
Net expenses	0.17%		0.20%		0.20%		0.20%		0.20%
Gross expenses	0.39%		0.40%		0.40%		0.42%		0.42%
Net investment income	0.01%		0.06%		0.14%		0.19%		0.34%

(A)	Less than $0.0005 per share.

See accompanying Notes to Financial Statements.

48

Financial Highlights (Continued)

Touchstone Money Market Fund —Class A
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013		2012		2011		2010
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations:
Net investment income	—	(A)	—	(A)	—	(A)	—	(A)	—	(A)
Net realized gains (losses) on investments	—	(A)	—	(A)	(—	)(A)	—	(A)	—
Total from investment operations	—	(A)	—	(A)	—	(A)	—	(A)	—	(A)
Distributions from:
Net investment income	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)
Realized capital gains	—		—		(—	)(A)	—		—
Total distributions	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$65,531		$48,170		$31,243		$38,101		$72,719
Ratio to average net assets:
Net expenses	0.17%		0.25%		0.36%		0.44%		0.55%
Gross expenses	1.00%		1.14%		1.15%		1.14%		1.13%
Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

Touchstone Money Market Fund—Class S
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2014		2013		2012		2011		2010
Net asset value at beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income (loss) from investment operations
Net investment income	—	(A)	—	(A)	—	(A)	—	(A)	—	(A)
Net realized gains (losses) on investments	—	(A)	—	(A)	(—	)(A)	—	(A)	—
Total from investment operations	—	(A)	—	(A)	—	(A)	—	(A)	—	(A)
Distributions from:
Net investment income	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)
Realized capital gains	—		—		(—	)(A)	—		—
Total distributions	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)	(—	)(A)
Net asset value at end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$261,945		$236,573		$189,935		$207,874		$183,203
Ratio to average net assets:
Net expenses	0.17%		0.25%		0.36%		0.42%		0.54%
Gross expenses	1.09%		1.12%		1.16%		1.20%		1.32%
Net investment income	0.01%		0.01%		0.01%		0.01%		0.01%

(A)	Less than $0.0005 per share.

See accompanying Notes to Financial Statements.

49

Notes to Financial Statements

September 30, 2014

1. Organization

The Touchstone Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant a Declaration of Trust dated December 7, 1980. The Trust consists of the following four funds (individually, a “Fund,” and collectively, the “Funds”):

Touchstone Active Bond Fund (“Active Bond Fund”)

Touchstone High Yield Fund (“High Yield Fund”)

Touchstone Institutional Money Market Fund (“Institutional Money Market Fund”)

Touchstone Money Market Fund (“Money Market Fund”)

Each Fund is diversified.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Active Bond Fund and High Yield Fund are registered to offer Class A shares, Class C shares, Class Y shares and Institutional Class Shares. The Institutional Money Market Fund is registered to offer Institutional Class Shares and the Money Market Fund is registered to offer Class A shares and Class S shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements —Generally accepted accounting principles in the United States (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their estimated fair value. The Fund defines the term “market value”, as used throughout this report, as the estimated fair value. The Fund uses various methods to measure fair value of its portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of September 30, 2014, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by portfolio allocation. The Funds did not hold any Level 3 categorized securities during the year ended September 30, 2014.

50

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended September 30, 2014, there were no transfers between Levels 1, 2 and 3 for the Funds.

Investments held by the Touchstone Institutional Money Market Fund and Touchstone Money Market Fund are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1.

Debt securities held by the Funds are valued at their most recent evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and categorized in Level 2.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currency are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

51

Notes to Financial Statements (Continued)

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.

Investment companies — Certain Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds, and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

For the year ended September 30, 2014, there were no open forward foreign currency contracts.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital

52

Notes to Financial Statements (Continued)

and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of September 30, 2014, the Institutional Money Market Fund’s assets and liabilities that were subject to a MNA on a gross basis were as follows:

Counterparty	Assets	Liabilities
Other Financial Instruments:
Repurchase Agreement:
BMO Capital	$44,300,000	$—
Total gross amount of assets and liabilities subject to MNA	$44,300,000	$—

53

Notes to Financial Statements (Continued)

The following table presents the Institutional Money Market Fund’s assets and liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of September 30, 2014.

		Gross Amounts Available
	Gross Amount of	for Offset in Statement	Non-Cash	Net Amount
Counterparty	Recognized Assets	of Assets and Liabilities	Collateral Pledged	of Assets(A)
Repurchase Agreement:
BMO Capital	$44,300,000	$—	$(44,300,000)	$—
Total	$44,300,000	$—	$(44,300,000)	$—

(A)	Net amount represents the net amount receivable from the counterparty in the event of default.

Portfolio securities loaned — Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle. The approved investment vehicle is subject to market risk.

As of September 30, 2014, the following Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
Active Bond Fund	$632,257	$654,381
High Yield Fund	3,569,880	3,768,387

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity. A lending Fund retains the interest or dividends on the investment of any cash received as collateral. The lending Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the lending Fund. The lending Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Repurchase agreements — Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market value. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation — The NAV per share of each class of shares of the Active Bond Fund, High Yield Fund, and Money Market Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The NAV per share of the Institutional Money Market Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of outstanding shares.

54

Notes to Financial Statements (Continued)

The maximum offering price per share of each class of shares of the Institutional Money Market Fund and Money Market Fund is equal to the NAV per share. The maximum offering price per share of Class A shares of the Active Bond Fund and High Yield Fund is equal to the NAV per share plus a sales load equal to 4.99% of the NAV (or 4.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares of the Active Bond Fund and High Yield Fund. The maximum offering price per share of Classes C, Y, and Institutional Class shares of the Active Bond Fund and the High Yield Fund is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase for the Active Bond and High Yield Funds. Additionally, purchases of Class C shares of the Active Bond Fund and High Yield Fund are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Active Bond Fund and High Yield Fund declare and distribute net investment income, if any, monthly, as a dividend to shareholders. The Institutional Money Market Fund and Money Market Fund declare distributions from net investment income on a daily basis and distribute as a dividend to shareholders on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income that invest in Underlying Funds is affected by the timing of dividends declarations by Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

55

Notes to Financial Statements (Continued)

contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2014:

	Active Bond	High Yield
	Fund	Fund
Purchases of investment securities	$38,517,629	$128,413,917
Proceeds from sales and maturities	$46,897,044	$172,175,331

For the year ended September 30, 2014, purchases and proceeds from sales and maturities in U.S. Government Securities were $250,951,333 and $253,439,896, respectively, for the Active Bond Fund. There were no purchases, or proceeds from sales and maturities of U.S. Government Securities for the High Yield Fund.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee will also receive compensation for each board meeting and committee meeting attended. Each standing committee chair will receive additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $48,658 for the year ended September 30, 2014.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Active Bond Fund	0.50% on the first $100 million
0.45% on the next $100 million
0.40% on the next $100 million
0.35% of such assets in excess of $300 million
High Yield Fund	0.60% on the first $50 million
0.50% on the next $250 million
0.45% of such assets in excess of $300 million
Institutional Money Market Fund	0.20%
Money Market Fund	0.50% on the first $50 million
0.45% on the next $100 million
0.40% on the next $100 million
0.375% of such assets in excess of $250 million

56

Notes to Financial Statements (Continued)

The Advisor has entered into investment sub-advisory agreements with the Fort Washington Investment Advisors, Inc. (the “Sub-Advisor”), an affiliate of the Advisor. The Sub-Advisor is a wholly-owned, indirect subsidiary of Western & Southern. The Advisor, not the Funds, pays sub-advisory fees to the Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding: dividend and interest expenses on short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

					Institutional
Fund	Class A	Class C	Class Y	Class S	Class
Active Bond Fund*	0.90%	1.65%	0.65%	—	0.57%
High Yield Fund**	1.05%	1.80%	0.80%	—	0.72%
Institutional Money Market Fund	—	—	—	—	0.20%
Money Market Fund	0.85%	—	—	0.90%	—

* Prior to April 16, 2014, the expense limitations for Classes A, C, Y, and Institutional Class shares were 0.83%, 1.58%, 0.58% and 0.50%, respectively.

** Prior to January 29, 2014, the expense limitations for Classes A, C, Y, and Institutional Class shares were 0.99%, 1.74%, 0.74% and 0.59%, respectively.

These expense limitations will remain in effect for all funds except the Active Bond Fund through at least January 29, 2015. The fee waivers and expense reimbursements for the Active Bond Fund will remain in effect until at least April 29, 2015.

For the Institutional Money Market Fund and Money Market Fund, in addition to the above expense caps, the Advisor and/or Distributor have voluntarily agreed to temporarily waive all or a portion of their fees, to the extent necessary to maintain each Fund’s yield. There is no guarantee that the Advisor and/or Distributor will continue to waive such fees in the future.

During the year ended September 30, 2014, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses, including distribution fees of the Funds as follows:

	Investment		Other Operating
	Advisory	Administration	Expenses
Fund	Fees Waived	Fees Waived	Reimbursed	Total
Active Bond Fund	$121,697	$169,824	$129,902	$421,423
High Yield Fund	—	143,277	64,204	207,481
Institutional Money Market Fund	162,994	1,177,650	229,941	1,570,585
Money Market Fund	—	—	2,715,291	2,715,291

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

57

Notes to Financial Statements (Continued)

As of September 30, 2014, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	September	September	September
Fund	30, 2015	30, 2016	30, 2017	Total
Active Bond Fund	$257,785	$446,744	$351,146	$1,055,675
High Yield Fund	275,993	517,767	159,641	953,401
Institutional Money Market Fund	609,364	1,055,783	1,340,644	3,005,791
Money Market Fund	—	12,642	—	12,642

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended September 30, 2014.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund,Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets over $10 billion. The fee is allocated among the funds of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund,Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets. For the Institutional Money Market Fund, the Advisor receives an annual fee of 0.20% of the Fund’s average daily net assets up to and including $100 million; and 0.16% of all such assets in excess of $100 million.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $17 per sub-account maintained by the intermediary. The Funds currently only reimburse the Advisor up to $17 per sub-account maintained by the intermediary.

58

Notes to Financial Statements (Continued)

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING ARANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.35% of average daily net assets that are attributable to Class A shares. The Fund currently limits the 12b-1 fees for Class A shares to 0.25% of average daily net assets attributable to such shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Under the Class S plan, each Fund offering Class S shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class S shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Fund currently limits the amount to 0.35% of average daily net assets attributable to such shares.

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the Funds listed during the year ended September 30, 2014:

Fund	Amount
Active Bond Fund	$5,635
High Yield Fund	11,648

In addition, the Underwriter collected CDSC on the redemption of Class A shares of the Money Market Fund of $68 and collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended September 30, 2014:

Fund	Amount
Active Bond Fund	$42
High Yield Fund	603

AFFILIATED INVESTMENTS

The Active Bond Fund and High Yield Fund may each invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2014, is as follows:

	Share Activity
	Balance			Balance		Value
	09/30/13	Purchases	Sales	09/30/14	Dividends	09/30/14
Active Bond Fund	2,106,583	117,347,997	(115,082,731)	4,371,849	$349	$4,371,849
High Yield Fund	5	111,541,434	(109,982,453)	1,558,986	329	1,558,986

5. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which

59

Notes to Financial Statements (Continued)

a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2014 and 2013 are as follows:

	Active Bond Fund		High Yield Fund
	2014	2013	2014	2013
From ordinary income	$3,450,589	$7,202,089	$16,712,943	$21,049,469

	Institutional Money Market Fund		Money Markey Fund
	2014	2013	2014	2013
From ordinary income	$71,589	$324,129	$29,812	$24,898

The following information is computed on a tax basis for each item as of September 30, 2014:

			Institutional
	Active Bond	High Yield	Money Market	Money Market
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$102,640,286	$290,792,411	$856,854,952	$327,966,904
Gross unrealized appreciation	3,498,288	5,378,385	—	—
Gross unrealized depreciation	(1,098,291)	(3,020,934)	(461)	(102)
Net unrealized appreciation (depreciation)	2,399,997	2,357,451	(461)	(102)
Accumulated capital and other losses	(74,949,319)	—	(33,614)	(1,738)
Undistributed ordinary income	139,618	60,870	2	—
Undistributed capital gains	—	4,386,160	—	—
Other temporary differences	—	—	—	(7)
Accumulated earnings (deficit)	$(72,409,704)	$6,804,481	$(34,073)	$(1,847)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 2014, the Funds had the following capital loss carryforwards for federal income tax purposes:

				No	No
				Expiration	Expiration
	Short Term Expiring On			Short	Long
Fund	2015	2016	2017	Term*	Term*	Total
Active Bond Fund	$28,880,095	$37,115,347	$8,427,960	$525,917	$—	$74,949,319
Institutional Money Market Fund	—	31,587	—	2,027	—	33,614
Money Market Fund	—	—	—	1,738	—	1,738

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act first became effective on the fiscal year ended September 30, 2012 and are applicable to all subsequent fiscal years. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment

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Notes to Financial Statements (Continued)

capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended September 30, 2014, the following Funds utilized capital loss carryforwards:

Fund	Amount
High Yield Fund	$986,479
Institutional Money Market Fund	2,799
Money Market Fund	954

The Active Bond Fund had $1,172,463 of capital losses expire during the period ended September 30, 2014.

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended September 30, 2014, the Funds did not elect to defer losses.

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2011 through 2014) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statements and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassification, which are primarily attributed to the paydown gains/losses on mortgage backed securities and defaulted debt instruments, expiration of prior year capital loss carryforwards and income adjustments on preferred securities sold have been made to the following Funds for the year ended September 30, 2014.

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income(Loss)	Gains(Losses)
Active Bond Fund	$(1,172,449)	$225,969	$946,480
High Yield Fund	—	9,623	(9,623)
Money Market Fund	(3)	3	—

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7. Risk Associated with Concentration

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Funds’ NAVs and magnified effect on the total return.

61

Notes to Financial Statements (Continued)

8. Risks Associated with Credit

An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

9. Risks Associated with Interest Rate Changes

As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board of Trustees (the “Board”) of the Touchstone Investment Trust held on November 20, 2014, the Board approved Plans of Liquidation to close and liquidate the Touchstone Institutional Money Market Fund and the Touchstone Money Market Fund (the “Liquidating Funds”). Each liquidation is subject to approval by the holders of a majority of the outstanding voting securities of the respective Liquidating Fund. Pending shareholder approval, it is expected that the Liquidating Funds will be liquidated on or about March 20, 2015.

There were no other subsequent events that necessitated recognition or disclosure on the Funds’ financial statements.

62

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust (comprising, respectively, the Touchstone Active Bond (formerly, Touchstone Core Bond Fund), Touchstone High Yield, Touchstone Institutional Money Market, and Touchstone Money Market Funds) (the “Funds”) as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Touchstone Investment Trust at September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

November 21, 2014

63

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2014 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates in 2014. The Fund intends to pass through the maximum allowable percentage for 1099s.

Active Bond Fund	1.67%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended September 30, 2014 qualify for the corporate dividends received deduction. The Fund intends to pass through the maximum allowable percentage for 1099s.

Active Bond Fund	1.66%

For the fiscal year ended September 30, 2014, the High Yield Fund designated $4,386,160 as long-term capital gains.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website www.sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; (iii) will be made available to shareholders upon request by calling 1.800.543.0407; or (iv) can be obtained on the Touchstone website at www.touchstoneinvestments.com. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2014 through September 30, 2014.

Actual Expenses

The first line of the table below for each share class of a Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the six months ended September 30, 2014” to estimate the expenses you paid on your account during this period.

64

Other Items (Unaudited) (Continued)

Schedule of Shareholder Expenses (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below for each share class of a Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below for each share class of a Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2014	2014	2014	2014*
Touchstone Active Bond Fund
Class A	Actual	0.89%	$1,000.00	$1,013.70	$4.49	**
Class A	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51	**

Class C	Actual	1.65%	$1,000.00	$1,010.00	$8.31	**
Class C	Hypothetical	1.65%	$1,000.00	$1,016.80	$8.34	**

Class Y	Actual	0.64%	$1,000.00	$1,016.00	$3.23	**
Class Y	Hypothetical	0.64%	$1,000.00	$1,021.86	$3.24	**

Institutional Class	Actual	0.56%	$1,000.00	$1,015.40	$2.83	**
Institutional Class	Hypothetical	0.56%	$1,000.00	$1,022.26	$2.84	**

Touchstone High Yield Fund
Class A	Actual	1.05%	$1,000.00	$1,001.30	$5.27
Class A	Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32

Class C	Actual	1.80%	$1,000.00	$996.40	$9.01
Class C	Hypothetical	1.80%	$1,000.00	$1,016.04	$9.10

Class Y	Actual	0.77%	$1,000.00	$1,002.70	$3.87
Class Y	Hypothetical	0.77%	$1,000.00	$1,021.21	$3.90

Institutional Class	Actual	0.72%	$1,000.00	$1,002.90	$3.62
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.46	$3.65

Touchstone Institutional Money Market Fund
Institutional Class	Actual	0.17%	$1,000.00	$1,000.10	$0.85
Institutional Class	Hypothetical	0.17%	$1,000.00	$1,024.22	$0.86

65

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		September 30,	April 1,	September 30,	September 30,
		2014	2014	2014	2014*
Touchstone Money Market Fund
Class A	Actual	0.17%	$1,000.00	$1,000.10	$0.85
Class A	Hypothetical	0.17%	$1,000.00	$1,024.22	$0.86

Class S	Actual	0.17%	$1,000.00	$1,000.10	$0.85
Class S	Hypothetical	0.17%	$1,000.00	$1,024.22	$0.86

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

**The expense limitations of the Active Bond Fund was changed effective 4/16/2014. Had the new expense limitations been in place for the full six months the Actual expenses paid during the period ended 9/30/2014 would have been $4.54, $8.31, $3.28, and $2.88 for Classes A, C, Y and the Institutional Class shares, respectively. The Hypothetical expenses for the same time period would have been $4.56, $8.34, $3.29, and $2.89 for Classes A, C, Y and the Institutional Class shares, respectively.

66

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com.

Interested Trustees[1]:
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company) from 1999 to the present.	49	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to the present, IFS Financial Services, Inc. (a holding company) from 1999 to the present, Integrity and National Integrity Life Insurance Co. from 2005 to the present, Touchstone Securities (the Trust’s distributor) from 1999 to the present, Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present, W&S Brokerage Services ( a brokerage company) from 1999 to the present and W&S Financial Group Distributors (a distribution company) from 1999 to the present.
Independent Trustees
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present, Bethesda Inc. (a hospital) from 2005 to the present, Timken Co. (a manufacturing company) from 2004 to the present, Diebold, Inc. (a technology solutions company) from 2004 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to the present.	49	None.
Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 2012 to present.	49	Trustee of Cincinnati Parks Foundation (a charitable organization) from 2000 to present and Trustee of Episcopal Retirement Homes Foundation from 1998-2011.

67

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):
				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present, Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to present, Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present, Mercy Health Foundation from 2007 to the present.

1 Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person“ of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 As of September 30, 2014, the Touchstone Fund Complex consists of 4 series of the Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 13 series of Touchstone Funds Group Trust, 18 series of Touchstone Strategic Trust, and 10 variable annuity series of Touchstone Variable Series Trust.

3 Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

68

Management of the Trust (Unaudited) (Continued)

The following is a list of the Officers of the Trusts, the length of time served, and principal occupations for the past five years.

Principal Officers:
Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[3]	Time Served	During the Past 5 Years
Jill T. McGruder[1] Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano[1] Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin[1] Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003-2010.
Timothy S. Stearns[1] Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2013	Chief Compliance Officer of Touchstone Advisors, Inc., Senior Vice President and Chief Compliance and Ethics Officer of Envestnet Asset Management, Inc. (2009 to 2013) and Chief Compliance Officer, Americas of Franklin Templeton Investments (1997 to 2009).
Terrie A. Wiedenheft[1] Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Elizabeth R. Freeman[2] Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011	Managing Director and Senior Counsel at BNY Mellon Investment Servicing (US) Inc.

1 The address of Touchstone Advisors, Inc. is 303 Broadway, Suite 1100, Cincinnati, OH 45202.

2 The address of BNY Mellon Investment Servicing (US) Inc. is 201 Washington Street, Boston, MA 02108.

3 Each officer also holds the same office with Touchstone Tax Free-Trust, Touchstone Institutional Funds Trust, Touchstone Funds Group Trust, Touchstone Strategic Trust, and Touchstone Variable Series Trust.

69

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70

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

71

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-55-TINT-AR-1410

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Investment Trust totaled $56,400 and $56,400 in fiscal 2014 and fiscal 2013, respectively, including fees associated with the annual audits and filings of Form N1A and Form N-SAR.

Audit-Related Fees

(b)	There were no audit-related fees for the 2014 and 2013 fiscal years.

Tax Fees

(c)	The aggregate fees for tax compliance services totaled $17,200 and $17,200 in fiscal 2014 and 2013, respectively.
Fees for both 2014 and 2013 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

There were no fees for all other services in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for 2014 and 2013.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.
(f)

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $17,200 and $17,200 for 2014 and 2013, respectively.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

	(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

	(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

	(a)(3)	Not applicable.

	(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.	other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Investment Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	12/03/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	12/03/14

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	12/03/14

* Print the name and title of each signing officer under his or her signature.